UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
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Yuma Energy, Inc.
(Name of Registrant as Specified in Its Charter)

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Yuma Energy, Inc.

April 26, 2018

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders to be held on Thursday, June 7, 2018 at 9:00 a.m., Central Daylight Time, at the offices of the Company at 1177 West Loop South, Suite 1825, Houston, Texas 77027.  The other directors and officers join me in extending this invitation.

It is important that your shares are represented at the meeting.  If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

To assure that your shares will be voted at the meeting, please complete, sign, date and return your proxy card in the postage-paid envelope provided, or vote electronically via the Internet or by telephone using the instructions on the proxy card. Submitting your proxy will not affect your right to vote in person if you attend the meeting.

Sincerely,

Sam L. Banks Director and Chief Executive Officer

Your vote is important.

Please vote by using the Internet, the telephone,
or by signing, dating, and returning the proxy card.

Yuma Energy, Inc.
1177 West Loop South, Suite 1825
Houston, Texas 77027

NOTICE OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Date:	June 7, 2018

Time:	9:00 a.m. CDT

Place:	1177 West Loop South, Suite 1825 Houston, Texas 77027

Matters to be voted on:	1.	To elect two directors to our board of directors to serve for a one year term and until their successors are duly elected and qualified;
	2.	To approve, on a non-binding advisory basis, executive compensation;
	3.	To approve and adopt the Yuma Energy, Inc. 2018 Long-Term Incentive Plan;
	4.	To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for 2018; and
	5.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

Holders of our common stock, $0.001 par value per share, and our Series D Convertible Preferred Stock, $0.001 par value per share, of record at the close of business on April 23, 2018, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A complete list of our stockholders entitled to vote at the Annual Meeting will be available for examination at our offices in Houston, Texas during ordinary business hours for a period of ten (10) days prior to the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders are urged to vote their shares by one of the following methods whether or not they plan to attend the Annual Meeting: (1) vote via the Internet or by telephone using the instructions on the proxy card, or (2) complete, sign, date and return the enclosed proxy card in the self-addressed envelope (the self-addressed envelope requires no postage if mailed in the United States).

By Order of the Board of Directors,

/s/ James J. Jacobs
James J. Jacobs
Corporate Secretary
April 26, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
 FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 7, 2018

Pursuant to rules of the Securities and Exchange Commission, we are providing access to our proxy materials, on or about April 26, 2018, by notifying you of the availability of our proxy materials on the Internet. These proxy materials and our 2017 Annual Report on Form 10-K are available at https://www.iproxydirect.com/YUMA.

TABLE OF CONTENTS

2018 Proxy Summary	i
OUR BOARD OF DIRECTORS	1
PROPOSAL 1 – ELECTION OF TWO DIRECTORS	6
CORPORATE GOVERNANCE	7
Director Attendance	7
Director Independence	7
Board of Directors Diversity	7
Stockholder-Recommended Director Candidates	8
Board Leadership	8
Board Risk Oversight	8
Communications with Directors	9
Board Committees	9
Corporate Code of Business Conduct and Ethics	10
Section 16(a) Beneficial Ownership Reporting Compliance	10
PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	11
PROPOSAL 3 – APROVE AND ADOPT THE YUMA ENERGY, INC 2018 LONG-TERM INCENTIVE PLAN	12
Summary of Principal Terms of the Plan	12
New Plan Benefits	18
Equity Compensation Plan Information	19
Approval of Stockholders of the Proposal	19
SECURITY OWNERSHIP OF MANAGEMNET AND CERTAIN BENEFICIAL OWNERS	20
COMPENSATION OF DIRECTORS	22
2017 Retainer Fees	22
Director Compensation in 2017	22
MANAGEMENT	23
EXECUTIVE COMPENSATION	24
Compensation Discussion and Analysis	24
Summary Compensation Table	27
Outstanding Equity Awards	28
Employment Contracts and Termination of Employment	29
Compensation Committee Interlocks and Insider Participation	29
Potential Payments Triggered Upon a Change in Control	30
INDEPENDENT PUBLIC ACCOUNTANTS	31
Audit Committee Pre-Approval Policies and Procedures	32
Fees Paid to Moss Adams LLP and Grant Thornton LLP	32
AUDIT COMMITTEE REPORT	33
PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	35
Registration Rights Agreement	35
Davis Management Agreement	35
Policies and Procedures for Approval of Related Party Transactions	35
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	36
Voting Instructions and Information	36
Stockholder Proposals	37
Annual Report on Form 10-K	38
Eliminating Duplicative Proxy Materials	38
Incorporation by Reference	38

2018 PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders
●	Time:	9:00 a.m. Central Daylight Time
●	Date:	June 7, 2018
●	Place:	1177 West Loop South, Suite 1825 Houston, Texas 77027
●	Record date:	April 23, 2018
●	Voting:
Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. Each share of Series D Preferred Stock, on an as-converted basis, is entitled to 1.6820224 votes for each director nominee and 1.6820224 votes for each of the proposals to be voted on. The common stock and the Series D Preferred Stock vote together as one class.

Meeting Agenda
●	Election of two directors for one-year terms
●	Advisory vote on executive compensation
●	Approve and adopt the Yuma Energy, Inc. 2018 Long-Term Incentive Plan
●	Ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for 2018

Voting Matters	Recommendation of the Board	Page Reference (for more detail)
Election of Directors	FOR EACH NOMINEE	6
Advisory Vote on Executive Compensation	FOR	11
Approve and adopt the Yuma Energy, Inc. 2018 Long-Term Incentive Plan	FOR	12
Ratify Appointment of Moss Adams LLP	FOR	34

Proposal 1. Board Nominees
The following table provides summary information about each of our directors, including our director nominees. Each director nominee is elected for a one-year term by the two nominees receiving the highest number of votes cast. Mr. Mital, a director nominee and current director did not attend fewer than 75% of the Board meetings and committee meetings on which he sits.

							Committee Membership
Name	Class (1)	Age	Director Since (2)	Position with the Company	Experience/ Qualifications	Independent	Audit	Compensation	Nominating
Sam L. Banks	III	68	2016	Director and Chief Executive Officer	Leadership, Industry, Expertise, Operations and Experience

James W. Christmas	I	70	2016	Director	Industry, Expertise and Experience	X	X*		X

Frank A. Lodzinski	III	68	2016	Director	Finance, Operations, Industry and Experience	X		X

Neeraj Mital	II	51	2016	Director	Strategic, Finance, Governance and Experience	X			X*

Richard K. Stoneburner	I	64	2016	Chairman of the Board	Experience, Industry and Operations	X		X

J. Christopher Teets(3)	II	45	2016	Director	Strategic, Finance, Governance and Experience	X	X	X*

Willem Mesdag	(4)	64	(4)	Nominee	Strategic, Finance, Governance and Experience	(4)	(4)	(4)

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | i

* Denotes chairperson of the Committee.
(1)
Class III directors serve until our annual meeting in 2019 and Class I directors serve until our annual meeting in 2020.
(2)
Does not include periods served as director of our predecessor company, see “Our Board of Directors” section for more information.
(3)
Mr. Teets has informed the Company that he will not stand for re-election at the Annual Meeting.
(4)
Mr. Mesdag is not currently a director of the Company; however, he is a nominee and is expected to serve on the Audit Committee and the Compensation Committee if he is elected at the Annual Meeting. The Board has determined that Mr. Mesdag will be “independent” as that term is defined in the listing standards of the NYSE American.

Proposal 2. Executive Compensation Advisory Vote
We are asking stockholders to approve on an advisory basis our named executive officer compensation. Our Board recommends a FOR vote because it believes that our compensation program is currently adequate to retain, attract and incentivize our named executive officers on both a short-term and long-term basis in a manner beneficial to our stockholders. Further, our Board believes that our compensation program is reasonable in relation to comparable public and private companies in our industry.

Summary of Our Compensation Program

Element	Characteristics	Primary Objective
Base Salary	Cash	Attract and retain highly talented individuals

Short-Term Incentives	Cash bonus and restricted stock awards	Reward for individual and corporate performance

Long-Term Incentives	Restricted stock awards, stock appreciation right awards and stock options with multi-year vesting periods	Align the interests of our employees and stockholders by providing employees with incentive to perform technically and financially in a manner that promotes share price appreciation

Other Benefits	401(k) plans and employee benefit plans	Provide benefits that promote employee health and support employees in attaining financial security

Executive Compensation Discussion
Our Board of Directors, Compensation Committee and CEO believe that a reasonable compensation program in relation to our competitors is essential to profitable corporate growth and that our compensation program should be periodically reviewed and modified to retain and attract necessary executive and supporting personnel. Further, we believe our compensation program provides reasonable incentives to align the interests of our named executive officers with our stockholders. Our named executive officers (and the other members of management and key employees) are stockholders through direct investments and long-term incentive compensation awards.

Proposal 3. Approve and adopt the Yuma Energy, Inc. 2018 Long-Term Incentive Plan
We are asking stockholders to approve and adopt the Yuma Energy, Inc. 2018 Long-Term Incentive Plan.

Proposal 4. Ratification of Independent Registered Public Accounting Firm
We are asking stockholders to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for 2018.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | ii

OUR BOARD OF DIRECTORS

Our business and affairs are managed by our Board of Directors (“Board”). Our Amended and Restated Bylaws (“Bylaws”) specify that we shall not have fewer than two nor more than seven directors, as may be determined by resolution of the Board. Currently, our Board has six members. Under our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), each director holds office until the annual meeting of stockholders at which such director’s class is up for re-election and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

Our Certificate of Incorporation provides that our Board is classified into three classes: Class I, Class II and Class III, with each class having a three-year term of office. However, our Certificate of Incorporation further provides that upon the first date that the former stockholders of Davis Petroleum Corp. (“Davis”) hold less than fifty percent (50%) of the aggregate voting power of all outstanding shares of stock entitled to vote in the election of our directors, the classification of our Board terminates. At each annual meeting of stockholders thereafter, each of the successors elected to replace a director whose term of office expired at such annual meeting (including directors who are reelected) shall serve for a term of one year ending on the date of the next annual meeting of stockholders and until his or her respective successor shall have been duly elected and qualified. As a result of our common stock offering in October 2017, the former Davis stockholders now hold less than fifty percent (50%) of the aggregate voting power of all outstanding shares of stock entitled to vote in the election of directors. Therefore, the two director nominees at the Annual Meeting are nominated for a term of one year, as will all director-nominees at our 2019 and 2020 annual meetings.

As discussed more fully below under “Proposal I—Election of Two Directors,” Messrs. Mital and Mesdag have been nominated for election at the Annual Meeting because of the expiration of the term of the Class II directors on our Board.

Below is information about each of our directors and director nominees, including biographical data for at least the past five years and an assessment of the skills and qualifications of each director.

Director Nominees for Election at the 2018 Annual Meeting

Neeraj Mital Age: 51 Director Since: 2016 Board Committee: ● Nominating
Mr. Mital has served as a director and a member of the nominating committee of the Board since the closing of our merger with Davis (the “Davis Merger”) on October 26, 2016. Previously, he served as a director of Davis from 2009 through October 26, 2016. Since 2016, he has been a consultant to Evercore Partners Inc., a New York-based global investment banking advisory and investment firm. From 1999 to 2016, he was a Senior Managing Director of Evercore Partners Inc., including Co-Head of its private equity business from 2008 to 2016. Mr. Mital has twenty-seven years of experience in principal investing and mergers and acquisitions. Prior to joining Evercore in 1998, he was a Managing Director at The Blackstone Group. From 1989 through 1991, Mr. Mital was with Salomon Brothers Inc. Prior to joining Salomon Brothers, he was a CPA with Price Waterhouse. Mr. Mital has also served on the Board of Directors of MBI Holdings, Inc. since 2006 and alliantgroup, LP since 2006. He received a B.S. in economics from The Wharton School at the University of Pennsylvania.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing the contributions of Mr. Mital to the Board, determined that his past experience makes him uniquely positioned to provide the Board with insight and advice on a broad range of corporate strategic, financial, and governance matters.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 1

Willem Mesdag Age: 64 Anticipated Board Committees: ● Audit ● Compensation
Since January 2005, Mr. Mesdag has been the managing partner of Red Mountain Capital Partners LLC (“Red Mountain”), an investment management firm. Prior to founding Red Mountain in 2005, Mr. Mesdag was a partner and managing director of Goldman Sachs & Co., which he joined in 1981. Prior to Goldman Sachs, he was a securities lawyer at Ballard, Spahr, Andrews & Ingersoll, which he joined in 1978. Since February 2016, he has served on the board of directors of Heidrick & Struggles International, Inc. and serves on the Human Resources and Compensation Committee and is Chairman of the Audit and Finance Committee.  Since January 2014, he has served on the board of directors of Destination XL Group, Inc. and serves on the Audit Committee and is Chairman of the Compensation Committee. He previously served on the boards of 3i Group plc, Cost Plus, Inc., Encore Capital Group, Inc., Skandia Group AB and Nature’s Sunshine Products, Inc. Mr. Mesdag received a B.A. from Northwestern University in 1974 and a J.D. from the Cornell Law School in 1978.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing the contributions of Mr. Mesdag to the Board, determined that his significant business and investment banking experience as well as public company board experience make him uniquely positioned to provide the Board with insight and advice on a broad range of corporate strategic, financial and governance matters.

Continuing Directors – Class III Directors Whose Terms Expire in 2019

Sam L. Banks Director and Chief Executive Officer Age: 68 Director Since: 2016
Mr. Banks has been our Chief Executive Officer and a member of the Board of Directors since the closing of the Davis Merger on October 26, 2016. He served as President of the Company from October 26, 2016 through April 2017. He was the Chief Executive Officer and Chairman of the Board of Directors of the Company prior to its reincorporation from California to Delaware on October 26, 2016 (“Yuma California”) from September 10, 2014 and also our President since October 10, 2014 through October 26, 2016. He was the Chief Executive Officer and Chairman of the Board of Directors of The Yuma Companies, Inc. (“Yuma Co.”) and its predecessor since 1983. He was also the founder of Yuma Co. He has 39 years of experience in the oil and natural gas industry, the majority of which he has been leading Yuma Co. Prior to founding Yuma Co., he held the position of Assistant to the President of Tomlinson Interests, a private independent oil and gas company. Mr. Banks graduated with a Bachelor of Arts from Tulane University in New Orleans, Louisiana, in 1972, and in 1976 he served as Republican Assistant Finance Chairman for the re-election of President Gerald Ford, under former Secretary of State, Robert Mosbacher.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing the contributions of Mr. Banks to the Board, determined that his leadership and intimate knowledge of the oil and gas industry, the Company’s structure, history, and operations, provide the Board with company-specific experience and expertise.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 2

Frank A. Lodzinski Age: 68 Director Since: 2016 Board Committee: ● Compensation
Mr. Lodzinski has served as a director and a member of the compensation committee of the Board since the closing of the Davis Merger on October 26, 2016. He served as a director and member of the audit committee of Yuma California from September 10, 2014 through October 26, 2016. He served as a director of Yuma Co. from August 2012 through October 2016. He has more than 45 years of oil and gas industry experience, including the successful completion of several strategic combinations. In 1984, Mr. Lodzinski formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties. Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company. In 1996, Mr. Lodzinski formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired a controlling interest in Texoil, Inc., where Mr. Lodzinski served as Chief Executive Officer and President. In 2001, Mr. Lodzinski was appointed Chief Executive Officer and President of AROC, Inc., to direct the restructuring and ultimate liquidation of that company.  In 2003, AROC completed a monetization of oil and gas assets with an institutional investor and began a plan of liquidation in 2004.  In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the general partner of Southern Bay Oil & Gas, L.P., which acquired the residual assets of AROC, Inc., and he served as President of Southern Bay Energy, LLC upon its formation.  The Southern Bay entities were merged into GeoResources, Inc. in April 2007.  He served as President, CEO, and a Director until GeoResources was sold to Halcón Resources Corporation (“Halcón”) for $1.0 billion in 2012. He served as President and Chief Executive Officer of Oak Valley Resources, LLC from its formation in December 2012 until the closing of its strategic combination with Earthstone Energy, Inc. (“Earthstone”) in December 2014.  From December 2014 through April 2018, Mr. Lodzinski served as Chairman, President and Chief Executive Officer of Earthstone and as of April 2018, he serves as Chairman and Chief Executive Officer of Earthstone. He holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing Mr. Lodzinski’s contributions to the Board, determined that his industry experience, intimate knowledge of the oil and gas industry, and prior roles in building and managing publicly traded oil and gas companies provide significant contributions to the Board.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 3

Continuing Directors – Class II Directors Whose Terms Expire in 2020

James W. Christmas Age: 70 Director Since: 2016 Board Committees: ● Audit ● Nominating
Mr. Christmas has served as a director and a member of the audit and nominating committees of the Board since the closing of the Davis Merger on October 26, 2016. He served as a director and member of the audit and compensation committees of Yuma California from September 10, 2014 through October 26, 2016. He has served as a director of Yuma Co. since November 2013. Mr. Christmas began serving as a director of Petrohawk Energy Corporation (“Petrohawk”) on July 12, 2006, effective upon the merger of KCS Energy, Inc. (“KCS”) into Petrohawk. He continued to serve as a director, and as Vice Chairman of the Board of Directors, for Petrohawk until BHP Billiton acquired Petrohawk in August 2011. He also served on the audit committee and the nominating and corporate governance committee. Mr. Christmas served as a member of the Board of Directors of Petrohawk, a wholly-owned subsidiary of BHP Billiton, and as chair of the financial reporting committee of such board from August 2013 through September 2014. Since February 2012, Mr. Christmas has served on the board of directors of Halcón as Lead Outside Director and serves as chairman of its audit committee and as a member of the compensation committee. Previously, Mr. Christmas served as a director of Rice Energy, as chairman of its audit committee and a member of its compensation committee from January 2014 until its merger with EQT Corporation in November 2017. He also serves on the Board of Governors of St. John’s University. He served as President and Chief Executive Officer of KCS from 1988 until April 2003 and Chairman of the Board and Chief Executive Officer of KCS until its merger into Petrohawk. Mr. Christmas was a Certified Public Accountant in New York and was with Arthur Andersen & Co. from 1970 until 1978 before leaving to join National Utilities & Industries (“NUI”), a diversified energy company, as Vice President and Controller. He remained with NUI until 1988, when NUI spun out its unregulated activities that ultimately became part of KCS. As an auditor and audit manager, controller and in his role as CEO of KCS, Mr. Christmas was directly or indirectly responsible for financial reporting and compliance with SEC regulations, and as such has extensive experience in reviewing and evaluating financial reports, as well as in evaluating executive and board performance and in recruiting directors. He has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies. Prior to his appointment as a Director, Mr. Christmas was a Board Advisor to Yuma Co. from August 2012 through November 2013. Mr. Christmas received a bachelor’s degree in accounting and an honorary doctor of commercial science degree from St. John’s University.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing the contributions of Mr. Christmas to the Board, determined that his prior experience as an executive and director and his past audit, accounting and financial reporting experience provide significant contributions and expertise to the Board.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 4

Richard K. Stoneburner Age: 64 Director Since: 2016 Board Committee: ● Compensation
Mr. Stoneburner has served as Chairman of the Board and member of the compensation committee of the Board since the closing of the Davis Merger on October 26, 2016. He served as a director and member of the compensation committee of Yuma California from September 10, 2014 through October 26, 2016. He has served as a director of Yuma Co. since November 2013. He began his career as a geologist in 1977. Mr. Stoneburner joined Petrohawk Energy in 2003, where he led Petrohawk’s exploration program from 2005 to 2007 prior to serving as the company’s President and COO from 2007 to 2011. When BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions. Mr. Stoneburner currently serves on the Board of Directors of Tamboran Resources Limited and serves as a Managing Director to the private equity firm Pine Brook Partners. Prior to his appointment as Director, Mr. Stoneburner was a Board Advisor to Yuma Co. from July 2013 through November 2013. Mr. Stoneburner has a bachelor’s degree in geology from the University of Texas and a master’s degree in geological sciences from Wichita State University.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing Mr. Stoneburner’s contributions to the Board, determined that his prior industry experience ranging from staff geologist, corporate owner, exploration manager to C-level executive, his leading role in exploring for and developing some of the most successful resource plays in the United States; his significant experience in the challenges of resource play operations and development; and playing a key role in implementing a comprehensive health, safety, environment and community management system for unconventional shale plays while at BHP Billiton Petroleum, provide significant contributions to the Board.

Directors not standing for re-election at the 2018 Annual Meeting (for informational purposes only)

J. Christopher Teets Age: 45 Director Since: 2016 Board Committees: ● Audit ● Compensation
Mr. Teets has served as a director and a member of the audit and compensation committees of the Board since the closing of the Davis Merger on October 26, 2016. He has been a partner of Red Mountain Capital Partners LLC (“Red Mountain”), an investment management firm, since February 2005. Before joining Red Mountain, Mr. Teets was an investment banker at Goldman, Sachs & Co. Mr. Teets joined Goldman, Sachs & Co. in 2000 and was made a Vice President in 2004. Prior to Goldman, Sachs & Co., Mr. Teets worked in the investment banking division of Citigroup. Mr. Teets has also served as a director of Marlin Business Services Corp. since May 2010, as a director of Nature’s Sunshine Products, Inc. since December 2015 and as a director of Air Transport Services Group, Inc. since February 2009. Mr. Teets also previously served as a director of Encore Capital Group, Inc. from May 2007 until June 2015, and Affirmative Insurance Holdings, Inc. from August 2008 until September 2011. He holds a bachelor’s degree from Occidental College and an MSc degree from the London School of Economics.

Skills and Qualifications: The Board of Directors of the Company, in reviewing and assessing the contributions of Mr. Teets to the Board, determined that his significant business and investment banking experience as well as public company board experience make him uniquely positioned to provide the Board with insight and advice on a broad range of corporate strategic, financial and governance matters.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 5

PROPOSAL 1 – ELECTION OF TWO DIRECTORS

Our Board of Directors has been divided into three classes, with each class serving staggered three-year terms. As a result of our common stock offering in October 2017 and pursuant to the terms of our Certificate of Incorporation, our Board will be declassified over the next three years and the directors nominated to serve on the Board at the Annual Meeting are nominated to serve for one-year terms.

In April 2018, J. Christopher Teets announced his intention not to stand for re-election to the Board at the Annual Meeting. Mr. Teets’ decision was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Teets for his distinguished service to the Company.

Upon the recommendation of Mr. Mital and, following the Nominating and Governance Committee’s review, consideration, discussion and evaluation, the Nominating and Governance Committee recommended and, on April 25, 2018, the Board unanimously recommended Mr. Mesdag for nomination as director at the Annual Meeting.

Our Board has nominated two directors for election at the Annual Meeting to hold office until the 2019 annual meeting and the election of their successors. One of the nominees currently is a director and both nominees have agreed to be named in this proxy statement and to serve if elected. The nominees are expected to attend the Annual Meeting.

In the election of directors, proxies will be voted for each of the director nominees unless the proxy withholds authority to vote for one or both of the director nominees.

We have no reason to believe that either of the director nominees will be unable or unwilling for good cause to serve if elected. If either nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Additional information regarding Messrs. Mesdag and Mital and all of our other directors, can be found under the “Our Board of Directors” section, the “Security Ownership of Management and Certain Beneficial Owners” section, and the “Compensation of Directors” section of this proxy statement.

Directors are elected by a plurality vote of the shares present in person or represented by proxy at the Annual Meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) will have no impact in the election of the directors. If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted for Messrs. Mesdag and Mital. However, if you hold your shares in street name and do not instruct your broker how to vote in the election of the directors, your shares will constitute a broker non-vote and will not be voted for either of the director nominees. See the section of this proxy statement entitled “General Information about the Annual Meeting – Voting Instructions and Information – Election of Directors.”

In light of the individual skills and qualifications of each of our director nominees, our Board has concluded that each of our director nominees should be elected to our Board.

Our Board unanimously recommends that stockholders vote FOR both of our director nominees.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 6

CORPORATE GOVERNANCE

Our Certificate of Incorporation provided for the classification of the Board into three classes with staggered three-year terms. However, as a result of our common stock offering in October 2017 and pursuant to our Certificate of Incorporation, our Board will be declassified over the next three years beginning with the Annual Meeting where the director nominees are nominated for one-year terms. Currently, Messrs. Christmas and Stoneburner serve as Class I directors. Messrs. Mital and Teets serve as Class II directors. Messrs. Banks and Lodzinski serve as Class III directors.

We are committed to high quality corporate governance, which helps us compete more effectively, sustain our success and build long-term stockholder value. The Board reviews our policies and business strategies, and advises and counsels our executive officers who manage the Company.

The full text of the charters of our Audit, Compensation, and Nominating and Governance Committees and our Business Conduct and Code of Ethics can be found at www.yumaenergyinc.com. Copies of these documents also may be obtained from our Corporate Secretary.

Governance is a continuing focus at the Company, starting with the Board and extending to management and all employees. In this section, we describe our key governance policies and practices. The Company is governed by a Board of Directors and committees of the Board that meet throughout the year. Directors discharge their responsibilities at Board and committee meetings and also through telephone contact and other communications with management.

Director Attendance

During 2017, our Board held five meetings and all of our directors attended 100% of the meetings, except for Messrs. Lodzinski and Mital who were each unable to attend one of the Board meetings. Each of the directors attended 100% of the meetings of the committee(s) on which he served in 2017. In addition, the Board acts from time to time by unanimous written consent in lieu of holding a meeting. During 2017, the Board effected nineteen actions by unanimous written consent.

While we do not have a formal policy regarding our Board members’ attendance at the annual meeting of stockholders, we encourage our directors to attend the annual meeting of stockholders. We expect each of our directors will attend our 2018 Annual Meeting. In 2017, Messrs. Banks and Stoneburner, were the only directors that attended our 2017 annual meeting of stockholders.

Director Independence

The current Board consists of six directors, one of whom is currently employed by the Company (Mr. Banks). In April 2018, the Board conducted an annual review and affirmatively determined that our five non-employee directors (Messrs. Christmas, Lodzinski, Mital, Stoneburner and Teets) are, and Mr. Mesdag will be, “independent” as that term is defined in the listing standards of the NYSE American. The Board made a subjective determination as to each independent director and director nominee that no relationship exists, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, the Board reviewed and discussed information provided with regard to each director’s and director nominee’s business and personal activities as they may relate to the Company and its management. Further, the Board determined that Mr. Banks is not independent because he is the Chief Executive Officer of the Company.

Board of Directors Diversity

The Board does not have a formal diversity policy. The Board considers candidates that will make the Board as a whole reflective of a range of talents, skills, diversity and expertise.

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Stockholder-Recommended Director Candidates

Our Board is responsible for identifying individuals qualified to become Board members and nominees for directorship are selected by the Board. Although the Board is willing to consider candidates recommended by our stockholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by our stockholders. The Board believes that a formal policy is not necessary or appropriate because of the small size of the Board and because the current Board already has a diversity of business background and industry experience. Our Board will consider director candidates recommended by stockholders who are highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. Stockholders recommending candidates for consideration should send their recommendations, including the candidate’s name, age, business address, residence address, principal occupation, number of shares of common stock and/or Series D Preferred Stock held of record or beneficially owned by the proposed director candidate and any derivative positions held of record or beneficially owned by the director candidate, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the director candidate, a description of all arrangements or understandings between or among any of the stockholder, each director candidate and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or relating to the director candidate’s potential service on the Board, a written statement executed by the director candidate acknowledging that as a director, the director candidate will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders, and any other information relating to the director candidate that would be required to be disclosed about such nominee if proxies were being solicited for the election of the director candidate as a director, or that is otherwise required under Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The recommending stockholder will need to provide the stockholder’s name, address and number of shares of common stock and Series D Preferred Stock held of record or beneficially owned and any derivative positions held or beneficially owned, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the stockholder or any person associated with the stockholder with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the stockholder or any person associated with the stockholder, and any material interest of the stockholder or any person associated with the stockholder in such business. Such information should be provided to Yuma Energy, Inc., Attn: President, 1177 West Loop South, Suite 1825, Houston, Texas 77027. Please see the “General Information About the Annual Meeting – Stockholder Proposals” section for more information on the timing for providing a director nominee.

Board Leadership

The Board is responsible for the control and direction of the Company. The Board represents the Company’s stockholders and its primary purpose is to build long-term stockholder value. Mr. Banks serves as our Chief Executive Officer and Mr. Stoneburner, an independent director, serves as the Non-Executive Chairman of the Board. Our Bylaws provides that the Chairperson of the Board will be a director who is not currently an officer of the Company and not currently employed by the Company unless the appointment of the Chairperson is approved by two-thirds of the members of the Board then in office.

Board Risk Oversight

Our Board has ultimate responsibility for general oversight of risk management processes. The Board receives regular reports from our executive officers on areas of risk facing the Company. Our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our scope, operations and business objectives. The full Board (or the appropriate Committee in the case of risks in areas for which responsibility has been delegated to a particular Committee) engages with the appropriate members of management to enable its members to understand and provide input to and oversight of our risk identification, risk management and risk mitigation strategies. The Audit Committee also meets without management present to, among other things, discuss the Company’s risk management culture and processes. In the event a Committee receives a report from a member of management regarding areas of risk, the Chairperson of the relevant Committee will report on the discussion to the full Board to the extent necessary or appropriate. This enables the Board to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee has responsibility.

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Communications with Directors

Stockholders and other interested parties may communicate with any of our independent directors, including Committee Chairs, by using the following address:

    Yuma Energy, Inc.
    Board of Directors
    c/o James J. Jacobs, Corporate Secretary
    1177 West Loop South, Suite 1825
    Houston, Texas 77027
    E-mail: info@yumacompanies.com

The Corporate Secretary of the Company reviews communications to the independent directors and forwards the communications to the independent directors as appropriate. All such communications should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. Our Corporate Secretary will make copies of all such communications and circulate them to the appropriate director or directors. Communications involving substantive accounting or auditing matters will be immediately forwarded to the Chair of the Audit Committee. Communications that pertain to non-financial matters will be forwarded promptly to the appropriate Committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded such as: business solicitation or advertisements; product related inquiries; junk mail or mass mailings; resumes or other job related inquiries; spam and overly hostile, threatening, potentially illegal or similarly unsuitable communications.

Board Committees

To assist it in carrying out its duties, the Board has delegated certain authority to an Audit Committee, a Compensation Committee and a Nominating and Governance Committee as the functions of each are described below. Each member of the Audit, Compensation, and Nominating and Governance Committees has been determined by the Board to be, and Mr. Mesdag will be, “independent” for purposes of the listing standards of the NYSE American and the rules of the Securities and Exchange Commission (the “SEC”), including the heightened “independence” standard required for members of the Audit Committee. Additionally, our Board has determined that each member of the Compensation Committee is, and Mr. Mesdag will be, an “outside director” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and is, and Mr. Mesdag will be, a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act.

Audit Committee. The Audit Committee provides oversight of the Company’s accounting policies, internal controls, financial reporting practices and legal and regulatory compliance. Among other things, the Audit Committee: appoints our independent auditor and evaluates its independence and performance; maintains a line of communication between the Board, our management and the independent auditor; and oversees compliance with the Company’s policies for conducting business, including ethical business standards. Our Board has determined that Mr. Christmas qualifies as an “audit committee financial expert” as that term is defined in the listing standards of NYSE American and the applicable rules of the SEC.

The members of our Audit Committee in 2017 were Messrs. Christmas (Chairperson) and Teets. In 2017, the Audit Committee held five meetings. The Board anticipates that Mr. Mesdag will be a member of the Audit Committee if he is elected at the Annual Meeting.

Compensation Committee. The Compensation Committee oversees the development and administration of the Company’s compensation policies and programs. The primary function of this Committee is to review and approve executive compensation and benefit programs. Additionally, this Committee approves the compensation of our named executive officers, including the Chief Executive Officer. The Compensation Committee has retained a compensation consultant to assist the Committee in oversight and review of compensation policies of the Company. Our Chief Executive Officer is expected to recommend to the Compensation Committee the compensation for our other named executive officers.

The members of our Compensation Committee in 2017 were Messrs. Teets (Chairperson), Lodzinski and Stoneburner. In 2017, the Compensation Committee held one meeting. The Board anticipates that Mr. Mesdag will be a member of the Compensation Committee if he is elected at the Annual Meeting.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying qualified candidates to be presented to our Board for nomination as directors and ensuring that our Board and our organizational documents are structured in a way that best serves our practices and objectives.

The members of our Nominating and Governance Committee in 2017 were Messrs. Mital (Chairperson) and Christmas. In 2017, the Nominating and Governance Committee held two meetings.

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Corporate Code of Business Conduct and Ethics

Our Board adopted a Corporate Code of Business Conduct and Ethics (“Code of Ethics”), which provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code of Ethics provides that:

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we will comply with all laws, rules and regulations;
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our directors, officers, and employees are to avoid conflicts of interest and are prohibited from competing with the Company or personally exploiting our corporate opportunities;
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our directors, officers, and employees are to protect our assets and maintain our confidentiality;
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we are committed to promoting values of integrity and fair dealing; and
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we are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our SEC periodic reports and our tax returns.

Our Code of Ethics also contains procedures for employees to report, anonymously or otherwise, violations of the Code of Ethics.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and certain executive officers, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. As a practical matter, the Company assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that during 2017 all of our named executive officers, directors and greater than ten percent holders filed the required reports on a timely basis under Section 16(a) of the Exchange Act.

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PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board is committed to high quality governance. As a part of that commitment, and in accordance with SEC rules, our stockholders are being asked to approve an advisory resolution on the compensation of our named executive officers, as reported in this proxy statement. At our 2017 annual meeting of stockholders, our stockholders approved an advisory resolution that we would hold an advisory vote on executive compensation every year, hence the advisory vote at the Annual Meeting.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder returns, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

This proposal, commonly known as a “say on pay” proposal, gives you the opportunity to endorse or not endorse our fiscal year 2017 executive compensation program and policies for the named executive officers through the following resolution:

“RESOLVED, that stockholders of Yuma Energy, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers set forth in the Summary Compensation Table, the related compensation tables and the narrative in this proxy statement.”

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding upon the Board and the Compensation Committee. Our Board, including the Compensation Committee, will, however, take into account the outcome of the “say on pay” vote when considering future compensation arrangements.

Our Board unanimously recommends that stockholders vote FOR approval of the advisory vote on executive compensation.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

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PROPOSAL 3 – APPROVE AND ADOPT THE YUMA ENERGY, INC. 2018 LONG-TERM INCENTIVE PLAN

Our Board adopted the Yuma Energy, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”), subject to the approval and adoption by our stockholders at the Annual Meeting. The 2018 Plan will replace the Yuma Energy, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”). Upon stockholder approval of the 2018 Plan, no further awards will be granted under the 2014 Plan. However, the terms and conditions of the 2014 Plan and related award agreements will continue to apply to all awards granted under the 2014 Plan prior to stockholder approval of the 2018 Plan. No grants will be made under the 2018 Plan until our stockholders approve it.

The 2018 Plan is intended to replace the 2014 Plan and is needed to continue our equity compensation program. Our equity compensation program is an important element to remain competitive in our industry in attracting and retaining experienced talent. In considering the appropriate number of shares to request under the 2018 Plan, we have carefully considered our anticipated equity needs in light of our stock price and employment needs. If the 2018 Plan is approved at the Annual Meeting, it will become effective as of June 7, 2018. If the 2018 Plan is approved by stockholders, we intend to file, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-8 to register the shares available for delivery under the 2018 Plan as soon as practicable after the Annual Meeting.

Summary of Principal Terms of the Plan

The following is a summary description of the material features of the 2018 Plan. This summary is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is included in this proxy statement as Appendix A.

The 2018 Plan expires on June 7, 2028, and no awards may be granted under the 2018 Plan after that date. However, the terms and conditions of the 2018 Plan will continue to apply after that date to all 2018 Plan awards granted prior to that date until they are no longer outstanding. No grants will be made under the 2018 Plan until our stockholders approve it.

The purposes of the 2018 Plan are to create incentives which are designed to motivate participants to put forth maximum effort toward our success and growth and to enable us to attract and retain experienced individuals who, by their position, ability and diligence are able to make important contributions to our success, and thereby to enhance stockholder value.

Under the 2018 Plan, we may grant stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, performance bonuses, stock awards and other incentive awards to our employees or those of our subsidiaries or affiliates, subject to the terms and conditions set forth in the 2018 Plan. We may also grant nonqualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, stock awards and other incentive awards to any persons rendering consulting or advisory services and non-employee directors, subject to the conditions set forth in the 2018 Plan. Generally, all classes of our employees are eligible to participate in the 2018 Plan. As of April 25, 2018, there were approximately 29 full-time employees, two part-time employees, and five non-employee directors of the Company that are eligible to participate in the 2018 Plan.

The 2018 Plan provides that a maximum of 4,000,000 shares of our common stock may be issued in conjunction with awards granted under the 2018 Plan. At December 31, 2017, 930,916 shares of our common stock remained available for awards to be granted under the 2014 Plan. As of April 25, 2018, 6,610 shares of our common stock remained available under the 2014 Plan for awards to be granted thereunder. Upon stockholder approval of the 2018 Plan, no further awards will be granted under the 2014 Plan. On April 25, 2018, the closing price of a share of our common stock on the NYSE American was $1.05. Shares of common stock cancelled, settled in cash, forfeited, withheld, or tendered by the participant to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards.

One of the requirements for the favorable tax treatment available to incentive stock options under the Code, is that the 2018 Plan must specify, and our stockholders must approve, the maximum number of shares available for issuance pursuant to incentive stock options. As a result, in order to provide flexibility, the 2018 Plan provides that up to 4,000,000 shares of common stock may be issued pursuant to incentive stock options. The shares issued under the 2018 Plan will be authorized but unissued shares or shares currently held (or subsequently acquired) as treasury shares.

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Administration

Our Board or a committee appointed by the Board administers the 2018 Plan. Except as set forth in the 2018 Plan, the committee will serve at the pleasure of the Board. Our Board has appointed our Compensation Committee to administer the 2018 Plan.

With respect to awards to be made to any of our non-employee directors, the Compensation Committee will determine:

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which of such persons should be granted awards;

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the terms of proposed grants or awards to those selected to participate;

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the exercise price for options and stock appreciation rights;

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any limitations, restrictions and conditions upon any awards; and

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rules for the administration of the 2018 Plan and resolution of any disputes that may arise under the 2018 Plan.

In connection with the administration of the 2018 Plan, the Compensation Committee, with respect to awards to be made to any officer, employee or consultant who is not one of our non-employee directors, will:

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determine which employees and other persons will be granted awards under the 2018 Plan;

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grant the awards to those selected to participate;

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determine the exercise price for options and stock appreciation rights; and

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prescribe any limitations, restrictions and conditions upon any awards.

In addition, our Compensation Committee will:

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interpret the 2018 Plan; and

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make all other determinations and take all other actions that may be necessary or advisable to implement and administer the 2018 Plan.

The Compensation Committee may allocate or delegate its responsibilities to the extent permitted by applicable law or stock exchange rules.

Types of Awards

The 2018 Plan permits the Compensation Committee to make several types of awards and grants, including awards of shares of restricted stock, awards of restricted stock units, the grant of options to purchase shares of our common stock, awards of stock appreciation rights (“SARs”), awards of performance units, awards of performance bonuses, stock awards and other incentive awards.

Restricted Stock. Restricted shares of our common stock may be granted under the 2018 Plan subject to such terms and conditions, including forfeiture and vesting provisions, time and performance based restrictions, and restrictions against sale, transfer or other disposition as the Compensation Committee may determine to be appropriate at the time of making the award. In addition to or in lieu of any time vesting conditions determined by the Compensation Committee, vesting and/or the grant of restricted stock awards may be subject to our achievement of specified performance criteria. In addition, the Compensation Committee may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the participant, be delivered to and held by us until such restrictions lapse. Shares of restricted stock will generally vest upon the occurrence of a change of control.

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Restricted Stock Units. A restricted stock unit entitles the recipient to receive a payment from us, following the lapse of restrictions on the award, equal to the fair market value of a share of our common stock. The 2018 Plan provides for payment in the form of shares of our common stock or cash. Restricted stock units may be granted under the 2018 Plan subject to such terms and conditions, including forfeiture and vesting provisions, as well as time and performance based restrictions, as the Compensation Committee may determine to be appropriate at the time of making the award. In addition to or in lieu of any time vesting conditions determined by the Compensation Committee, vesting and/or the grant of restricted stock units may be subject to our achievement of specified performance criteria. Restricted stock units would generally vest upon the occurrence of a change of control.

The 2018 Plan also permits the Compensation Committee to grant tandem cash dividend rights or dividend unit rights with respect to restricted stock units. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made by us with respect to a share of our common stock during the period the tandem restricted stock unit is outstanding. A grant of cash dividend rights may provide that such cash payments shall be paid directly to the participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem restricted stock unit award (with or without interest in the discretion of the Compensation Committee), or be subject to such other provisions or restrictions as determined in the discretion of the Compensation Committee. A dividend unit right is a contingent right to have an additional number of restricted stock units credited to a participant in respect of a restricted stock unit award equal to the number of shares of our common stock that could be purchased at fair market value with the amount of each cash distribution made by us with respect to a share of our common stock during the period the tandem restricted stock unit is outstanding. A grant of dividend unit rights shall be subject to the same vesting and payment provisions as the tandem restricted stock unit award.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under the 2018 Plan will be determined by the Compensation Committee at the time of the grant. The Compensation Committee will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Compensation Committee may, in its discretion, impose limitations on the exercise of all or some options granted under the 2018 Plan, such as specifying minimum periods of time after grant during which options may not be exercised. The 2018 Plan generally provides for acceleration of the right of a participant to exercise his or her stock option in the event we experience a change of control.

The 2018 Plan provides that the stock options may either be incentive stock options within the meaning of Section 422 of the Code, or nonqualified options, which are stock options other than incentive stock options.

Incentive Stock Options. Incentive stock options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share exercise price not less than the fair market value of common stock on the date the incentive stock option is granted. In the case of an incentive stock option granted to a stockholder who owns shares of our outstanding stock of all classes representing more than 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share exercise price may not be less than 110% of the fair market value of the common stock on the date the incentive stock option is granted and the term of such option may not exceed five years. As required by Section 422 of the Code, the aggregate fair market value, determined at the time an incentive stock option is granted, of common stock with respect to which incentive stock options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

Nonqualified Options. Nonqualified options are stock options which do not qualify as incentive stock options under Section 422 of the Code. Nonqualified options may be granted to directors and consultants, as well as to employees, or those directors, consultants, and employees of subsidiaries in which we have a controlling interest. The exercise price for nonqualified options will be determined by the Compensation Committee at the time the nonqualified options are granted, but may not be less than the fair market value of our common stock on the date the nonqualified option is granted. Nonqualified options are not subject to any of the restrictions described above with respect to incentive stock options. Incentive stock options and nonqualified options are treated differently for federal income tax purposes as described below under “– Tax Treatment.”

The 2018 Plan provides that the exercise price of stock options may be paid (1) in cash, (2) subject to the prior approval by the Compensation Committee, in whole shares of common stock, (3) subject to the prior approval by the Compensation Committee, by withholding shares of common stock which otherwise would be acquired on exercise, or (4) subject to the prior approval by the Compensation Committee, by a combination of the foregoing, equal in value to the exercise price. The Compensation Committee may also permit a stock option to be exercised by a broker-dealer acting on behalf of a participant through procedures approved by the Compensation Committee, as applicable.

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Stock Appreciation Rights. Awards of SARs entitle the recipient to receive a payment from us equal to the amount of any increase in the fair market value of the shares of our common stock subject to the SAR award between the date of the grant of the SAR award and fair market value of these shares on the exercise date. The 2018 Plan provides for payment in the form of shares of our common stock or cash. The 2018 Plan generally provides for acceleration of the right of a participant to exercise his or her SAR in the event we experience a change of control.

Performance Unit Awards. Performance units entitle the recipient to receive a certain target, maximum or minimum value in cash or common stock per unit upon the achievement of performance goals established by the Compensation Committee.

Performance Bonuses. A performance bonus entitles the recipient to receive a cash bonus upon the attainment of one or more performance targets established by the Compensation Committee. The 2018 Plan permits payment of performance bonuses in the form of cash or our common stock.

Stock Awards. A stock award entitles the recipient to shares of our common stock not subject to vesting or forfeiture restrictions. Stock awards are awarded with respect to such number of shares of our common stock and at such times as the Compensation Committee may determine, and the Compensation Committee may require a participant to pay a stipulated purchase price for each share of our common stock covered by a stock award.

Other Incentive Awards. The 2018 Plan permits the grant of other incentive awards based upon, payable in or otherwise related to, in whole or in part, shares of our common stock if the Compensation Committee determines that such other incentive awards are consistent with the purposes of the 2018 Plan. Such other incentive awards may include, but are not limited to, common stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, awards with value and payment contingent upon our performance or any other factors designated by the Compensation Committee, and awards valued by reference to the book value of our common stock or the value of securities or the performance of specified subsidiaries. Long-term cash awards are also permitted under the 2018 Plan. Cash awards are also permitted as an element of or a supplement to any awards permitted under the 2018 Plan. Awards are permitted in lieu of obligations to pay cash or deliver other property under the 2018 Plan or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act.

Transferability

Awards under the 2018 Plan are not transferrable other than by will or by the laws of descent and distribution. Nonqualified Options are transferable on a limited basis, only with prior approval or authorization of the Compensation Committee. In no event may a stock option be exercised after the expiration of its stated term.

Termination

Stock options, restricted stock, restricted stock units, SARs, performance units, performance bonuses and other incentive awards which have not vested will generally terminate immediately upon the holder’s termination of employment with us or any of our subsidiaries or affiliates, unless the Compensation Committee specifies otherwise in an award agreement or elects to accelerate the vesting of the award. Unless the Compensation Committee specifies otherwise in an award agreement, if an employee’s employment with us or any of our subsidiaries or affiliates terminates as a result of death or disability, the employee (or personal representative in the case of death) may exercise any vested incentive stock options for a period of up to one year after such termination and any vested nonqualified option during the remaining term of the option. Unless the Compensation Committee specifies otherwise in an award agreement, if an employee’s employment with us or any of our subsidiaries or affiliates terminates for any other reason, the employee may exercise any vested option for a period of up to three months after such termination. Unless the Compensation Committee specifies otherwise in an award agreement, if a consultant ceases to provide services to us or any of our subsidiaries or affiliates or a director terminates service as our director, the unvested portion of any award will be forfeited unless otherwise accelerated by the Compensation Committee. Unless the Compensation Committee specifies otherwise in an award agreement, a consultant or director may have three years following the date he or she ceases to provide consulting services or ceases to be a director, as applicable, to exercise any nonqualified options which are otherwise exercisable on the date of termination of service. No stock option or SAR may be exercised following the expiration date of the stock option or SAR.

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Dilution; Substitution

The 2018 Plan provides protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, mergers, consolidations, reorganizations or similar transactions. The 2018 Plan provides that, upon the occurrence of a change of control event, the Compensation Committee would have discretion, without the consent of any participant or holder of an award, to the extent permitted by applicable law, to cancel awards and make payments in respect thereof in cash; replace awards with other rights or property selected by the Compensation Committee; provide that awards will be assumed by a successor or survivor entity (or a parent or subsidiary thereof) or be exchanged for similar rights or awards based on the equity of the successor or survivor (or a parent or subsidiary thereof); adjust outstanding awards as appropriate to reflect the change of control event; accelerate any vesting schedule to which an award is subject; provide that awards are payable; and/or provide that awards terminate upon such event.

Amendment

The Board may amend the 2018 Plan, or any part of the 2018 Plan, at any time and for any reason. However, without stockholder approval, the 2018 Plan may not be amended in a manner that would (i) materially increase the number of shares that may be issued under the 2018 Plan, (ii) materially modify the requirements as to eligibility for participation in the 2018 Plan, (iii) materially increase the benefits to participants provided by the 2018 Plan, (iv) decrease the exercise price for an outstanding stock option or SAR, or (v) must otherwise be approved by the stockholders in order to comply with national securities exchange rules.

Tax Treatment

The following is a brief description of the U.S. federal income tax consequences, under existing law, with respect to awards that may be granted under the 2018 Plan. This summary is based on current U.S. federal income tax laws and is not intended to provide or supplement tax advice to eligible employees or other participants. This summary is not intended to be exhaustive and does not describe state, local or foreign consequences, employment withholding tax consequences, or the effect, if any, of gift, estate and inheritance taxes.

Restricted Stock. A recipient of restricted stock generally will not recognize taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss (long-term or short-term depending on the holding period) in the year of such sale in an amount equal to the difference between the amount realized from the sale and his or her basis in the stock, equal to the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in ordinary income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of ordinary income that must be recognized by virtue of the restricted stock grant. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Restricted Stock Units. A recipient of restricted stock units generally will not recognize taxable income until the recipient receives cash and/or the transfer of shares in satisfaction of the restricted stock unit award. At that time, an amount equal to the aggregate of any cash and the fair market value of any shares received is taxable to the recipient as ordinary income. If a recipient of restricted stock units subsequently sells any shares so transferred, he or she generally will realize capital gain or loss (at long-term or short-term rates depending on the holding period) in the year of such sale in an amount equal to the difference between the amount realized from the sale and his or her basis equal to the amount previously included in income as ordinary income with respect to such shares received in satisfaction of a restricted stock unit award. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in the year the recipient is required to recognize income by virtue of receipt of cash or shares, equal to the amount of taxable income recognized by the recipient.

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Incentive Stock Options. An optionee will not realize taxable income upon the grant of an incentive stock option. As long as the optionee has been an employee of us or of one of our permissible corporate subsidiaries from the date of grant through the date the incentive stock option is exercised and if the incentive stock option is exercised during his or her period of employment and within three months after termination, the optionee will not recognize taxable income upon exercise. Upon exercise, however, the amount by which the fair market value of the shares with respect to which the incentive stock option is exercised (determined on the date of exercise) exceeds the exercise price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of common stock acquired by exercising an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the exercise price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an incentive stock option.

If any shares of common stock acquired upon exercise of an incentive stock option are resold or disposed of before the expiration of the prescribed holding periods (i.e., two years from grant and one year from exercise), the optionee will realize ordinary income instead of capital gain. The amount of the ordinary income realized will generally be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the exercise price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized upon the sale over the exercise price. Any additional gain would generally be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an incentive stock option, subject to Section 162(m) of the Code, we generally would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

If an optionee uses already owned shares of common stock to pay the exercise price under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of common stock are “statutory option stock,” and, if so, whether the statutory option stock has been held by the optionee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. In general, “statutory option stock” is any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan, but not stock acquired through the exercise of a nonqualified stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of the stock in payment of the exercise price of an incentive stock option. If the stock used to pay the exercise price is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of the stock will be a premature disposition, as described above, which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering the stock was exercised over the amount paid for the stock.

If an optionee effects a net exercise of an incentive stock option by surrendering a portion of the shares of stock with respect to which the option is exercisable to pay the exercise price, the surrender of the stock will be a premature disposition, as described above, which will result in the recognition of ordinary income by the optionee in an amount equal to the fair market value of the surrendered stock.

Nonqualified Options. An optionee will not realize taxable income upon the grant of a nonqualified option. At the time the optionee exercises the nonqualified option, the amount by which the fair market value, at the time of exercise, of the shares with respect to which the nonqualified option is exercised exceeds the exercise price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the optionee before sale.

If an optionee uses already owned shares of common stock to pay the exercise price under a nonqualified option, the number of shares received pursuant to the nonqualified option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of common stock are not “statutory option stock” or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonqualified option will not be statutory option stock. However, if the already owned shares of common stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a premature disposition of the statutory option stock, whether the shares received upon exercise will be statutory option stock, or how the optionee’s basis will be allocated among the shares received.

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Stock Appreciation Rights. A recipient of SARs will not realize taxable income upon the grant of a SAR. At the time the recipient exercises the SAR, an amount equal to the aggregate of any cash and the fair market value of any shares received is taxable to the recipient as ordinary income in the year of such exercise. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the recipient. If the recipient thereafter sells any shares received upon exercise, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the recipient as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the recipient before sale.

Performance Units and Performance Bonuses. A recipient of performance units or a performance bonus generally will not realize taxable income upon the grant of such award. The recipient will recognize ordinary income upon the receipt of cash and/or the transfer of shares in satisfaction of the award of performance units or performance bonus in an amount equal to the aggregate of any cash and the fair market value of any shares received. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the recipient. If the recipient thereafter sells any shares received in satisfaction of the award, the difference between any amount realized on the sale and the fair market value of the shares at the time of their receipt will be taxed to the recipient as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the recipient before sale.

Stock Awards. A recipient of a stock award will recognize ordinary income upon the receipt of shares in an amount equal to the fair market value of any shares received over the amount, if any, paid for the shares. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the recipient. If a recipient subsequently sells the shares, he or she generally will realize capital gain or loss (at long-term or short-term rates depending on the holding period) in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the fair market value of the shares at the time of receipt plus the price paid for the stock, if any.

Other Incentive Awards. The specific tax consequences applicable with respect to other incentive awards granted under the 2018 Plan will depend on the terms and conditions applicable to the award.

Code Section 162(m). Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to our “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as our chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in our proxy statement, regardless of whether any such individual is still employed by us.

Code Section 409A. The 2018 Plan and any awards granted under it are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code and its related Treasury Regulations and guidance. If any provision of the 2018 Plan or award granted under the 2018 Plan is determined not to comply with Section 409A, the Compensation Committee has authority to take any actions necessary and appropriate for compliance. No payments that would constitute “deferred compensation” upon termination of employment or other service under Section 409A will be made under the 2018 Plan unless the termination is also a “separation from service” under Section 409A. If a participant is a “specified employee” under Section 409A, the commencement of any payments or benefits under the award will be deferred until six months plus one day following the date of the participant’s termination or, if earlier, death (or such other period as required to comply with Section 409A). The Company will not be liable for any additional tax, interest or penalties imposed on a participant by Section 409A of the Code or damages for failing to comply with Section 409A.

The foregoing is only a summary of the current effect of certain U.S. federal income taxation upon the participant and us with respect to the grant and exercise of awards or compensation granted under the 2018 Plan. Participants are hereby notified that (i) any discussion of U.S. federal tax issues in this proxy statement is not intended to be written or used, and cannot be used, for the purpose of avoiding penalties that may be imposed under the Code, and (ii) participants should seek advice based on their particular circumstances from an independent tax advisor.

New Plan Benefits

The benefits that will be awarded or paid in the future under the 2018 Plan cannot currently be determined. Awards granted under the 2018 Plan after the date of the Annual Meeting are within the discretion of the Compensation Committee, subject to the terms and conditions of the 2018 Plan.

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Equity Compensation Plan Information

The following table provides information related to our common stock which may be issued under our existing equity compensation plans as of December 31, 2017, including the 2014 Plan, the Yuma Energy, Inc. 2006 Equity Incentive Plan (the “2006 Plan”), plus the Yuma Energy, Inc. 2011 Stock Option Plan (the “2011 Plan”) and stock awards outstanding thereunder which we assumed in connection with the closing of the merger of Yuma Energy, Inc., a California corporation (“Yuma California”), with and into the Company resulting in the reincorporation from California to Delaware (the “Reincorporation Merger”) in October 2016:

PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders: (1)(2)(3)(4)	982,865	$3.8897	930,916(5)
Equity compensation plans not approved by security holders:	-	-	-
Total	982,865	$3.8897	930,916(5)

(1)
The 2014 Plan was adopted by our stockholders in September 2014 and our stockholders approved amendments to the 2014 Plan in October 2016.

(2)
The 2006 Plan was adopted by our stockholders in June 2006. In September 2014, the Board resolved to not issue any additional awards under the 2006 Plan. We assumed outstanding options to purchase 5,000 shares of common stock in connection with the closing of the Reincorporation Merger under the 2006 Plan.

(3)
We assumed the 2014 Plan and the outstanding stock awards under the 2014 Plan in connection with the closing of the Reincorporation Merger. As a result, we assumed 76,359 restricted shares of common stock and 102,806 SARs in connection with the closing of the Reincorporation Merger.

(4)
We assumed the 2011 Plan and the outstanding stock awards under the 2011 Plan in connection with the closing of the Reincorporation Merger. In September 2014, the Board resolved to not issue any additional awards under the 2011 Plan. We assumed 2,878 outstanding restricted shares of common stock in connection with the closing of the Reincorporation Merger under the 2011 Plan.

(5)
As of April 25, 2018, there were 6,610 shares of our common stock available for future awards under the 2014 Plan.

Approval by the Stockholders of the Proposal

Approval of the proposal to approve and adopt the 2018 Plan requires the affirmative vote of the holders of a majority in voting power of the shares represented in person or by proxy at the Annual Meeting and voting on such proposal; provided that a quorum is present.

Our Board of Directors believes that approval and adoption of the 2018 Plan will promote our interests and the interests of the stockholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in shareholder value. Members of the Board are eligible to participate in the 2018 Plan, and thus, have a personal interest in the approval and adoption of the 2018 Plan.

Our Board unanimously recommends that stockholders vote FOR the approval and adoption of the Yuma Energy, Inc. 2018 Long-Term Incentive Plan.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table includes all holdings of common stock and Series D Preferred Stock as of April 23, 2018 of our directors and our named executive officers, our directors and named executive officers as a group, and all persons known by us to be beneficial owners of more than five percent of our common stock and Series D Preferred Stock. Unless otherwise noted, the mailing address of each person or entity named below is 1177 West Loop South, Suite 1825, Houston, Texas 77027.

	Common Stock		Series D Preferred Stock		Combined Voting Power (1)
Name	Number	Percent (2)	Number	Percent (3)	Number	Percent
Named Executive Officers:
Sam L. Banks (4)	2,651,478	11.4%	-	-	2,651,478	10.0%
Paul D. McKinney (4)	521,920	2.2%	-	-	521,920	2.0%
James J. Jacobs (4)	239,678	1.0%	-	-	239,678	*

Non-Management Directors and Nominee:
James W. Christmas (5)	363,340	1.6%	-	-	363,340	1.4%
Frank A. Lodzinski (6)	41,595	*	-	-	41,595	*
Willem Mesdag (7)	2,603,052	11.2%	1,925,263	99.4%	5,841,387	22.1%
Neeraj Mital	17,045	*	-	-	17,045	*
Richard K. Stoneburner	38,479	*	-	-	38,479	*
J. Christopher Teets	17,045	*	-	-	17,045	*

Named Executive Officers and Directors as a Group (nine persons):	6,493,632	27.6%	1,925,263	99.4%	9,731,967	36.3%

Beneficial Owners of More than Five Percent:
Sanders Morris Harris LLC (8)	5,299,686	22.8%	-	-	5,299,686	20.0%
Red Mountain Capital Partners LLC (7)	2,603,052	11.2%	1,925,263	99.4%	5,841,387	22.1%
Davis Petroleum Investment, LLC (9)	2,027,444	8.7%	-	-	2,027,444	7.7%
Sankaty Davis, LLC (10)	1,607,301	6.9%	-	-	1,607,301	6.1%

*	Represents less than one percent.
(1)
Represents percentage of voting power of our common stock and Series D Preferred Stock, on an as-converted basis, voting together as a single class. Each share of Series D Preferred Stock converts into 1.6820224 shares of common stock.

(2)	The percentage is based upon 23,230,169 shares of common stock issued and outstanding on April 23, 2018.
(3)	The percentage is based upon 1,937,262 shares of Series D Preferred Stock issued and outstanding on April 23, 2018.
(4)
Includes unvested shares of restricted stock subject to forfeiture for Mr. Banks – 11,613; Mr. Jacobs – 5,461; Mr. McKinney – 7,810; and all directors and named executive officers as a group — 24,884, stock appreciation rights that are exercisable within 60 days from the date hereof for Mr. Banks – 9,510; Mr. Jacobs – 4,472; and Mr. McKinney – 7,825, and all named executive officers as a group — 21,807, and stock options that are exercisable within 60 days from the date hereof for Mr. Banks – 120,568; Mr. Jacobs – 78,015; and Mr. McKinney – 99,291, and all named executive officers as a group — 297,874.

(5)	Includes 25,000 shares of common stock held by his spouse.
(6)
Includes 41,595 shares of common stock held in the name of Azure Energy, LLC (“Azure”). Mr. Lodzinski disclaims beneficial ownership of the shares held by Azure, except to the extent of his pecuniary interests therein.

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(7)
Based solely on a Schedule 13D/A filed with the SEC on March 8, 2017 by Red Mountain Capital Partners LLC, a Delaware limited liability company (“RMCP LLC”): (i) RMCP PIV DPC, LP, a Delaware limited partnership (“DPC PIV”), beneficially owns, in the aggregate, 2,525,052 shares of common stock and has the power to vote or direct the vote, and the power to dispose or direct the disposition of, all such shares; (ii) RMCP PIV DPC II, LP, a Delaware limited partnership (“DPC PIV II” and, together with DPC PIV, the “DPC Funds”), beneficially owns, in the aggregate, 1,925,263 shares of Series D Preferred Stock and has the power to vote or direct the vote, and the sole power to dispose or direct the disposition of, all such shares; (iii) RMCP DPC LLC, a Delaware limited liability company, is the general partner of DPC PIV and, in such capacity, controls DPC PIV and thus may be deemed to beneficially own, and to have the power to vote or direct the vote, or dispose or direct the disposition of, all of the common stock beneficially owned by DPC PIV; (iv) RMCP DPC II LLC, a Delaware limited liability company, is the general partner of DPC PIV II and, in such capacity, controls DPC PIV II and thus may be deemed to beneficially own, and to have the power to vote or direct the vote, or dispose or direct the disposition of, all of the Series D Preferred Stock beneficially owned by DPC PIV II; (v) RMCP DPC LLC is controlled by its managing member, RMCP GP LLC, a Delaware limited liability company (“RMCP GP”); (vi) each of RMCP GP and RMCP DPC II LLC is controlled by its managing member, RMCP LLC; (vii) RMCP LLC beneficially owns, in the aggregate, 78,000 shares of common stock and has the power to vote or direct the vote, and the power to dispose or direct the disposition of, all such shares; (viii) RMCP LLC is controlled by its managing member, Red Mountain Capital Management, Inc., a Delaware corporation (“RMCM”); (ix) RMCM is controlled by its sole executive officer, sole director and sole shareholder, Willem Mesdag, a natural person and citizen of the United States of America; and (ix) accordingly, in his capacity as the sole executive officer and sole director of RMCM and through the indirect control exercised by RMCM, RMCP LLC and RMCP GP over the DPC Funds and RMCP LLC, Mr. Mesdag may be deemed to have voting and investment power over all of the common stock and Series D Preferred Stock owned by the DPC Funds and RMCP LLC. Each of RMCM and Mr. Mesdag disclaims beneficial ownership of all shares of common stock and Series D Preferred Stock directly held by the DPC Funds and RMCP LLC. The address for each of these entities and Mr. Mesdag is 10100 Santa Monica Boulevard, Suite 925, Los Angeles, California 90067.

(8)
Based on the Schedule 13D dated October 17, 2017 (filed: October 27, 2017) which indicates that it was filed by Sanders Morris Harris LLC (“SMH”). According to such Schedule 13D, SMH, in its capacity as a broker-dealer, may be deemed to beneficially own 5,299,686 shares of common stock, and has sole voting power over 5,299,686 shares of common stock, shared voting power over no shares of common stock, sole dispositive power over 5,299,686 shares of common stock, and shared dispositive power over no shares of common stock. The principal place of business for SMH is 600 Travis Street, Suite 5900, Houston, Texas 77002.

(9)
Based solely on a Schedule 13D filed with the SEC on November 4, 2016 by Evercore Partners II LLC, the managing member of Davis Petroleum Investment, LLC. Evercore Partners II LLC is managed by its managing members, which have voting and dispositive control over the securities owned by Evercore Partners II LLC and which consist of Roger C. Altman, Paul D. Billyard, Ciara A. Burnham, Jane Gladstone, William O. Hiltz, John E. Honts, Timothy G. Lalonde, Daniel B. Mendelow, Eduardo G. Mestre, Michael J. Price, Jason Sobol and David Ying. Each of Evercore Partners II LLC, Roger C. Altman, Paul D. Billyard, Ciara A. Burnham, Jane Gladstone, William O. Hiltz, John E. Honts, Timothy G. Lalonde, Daniel B. Mendelow, Eduardo G. Mestre, Michael J. Price, Jason Sobol and David Ying disclaim beneficial ownership of such securities. The address of each of these entities, Roger C. Altman, Paul D. Billyard, Ciara A. Burnham, Jane Gladstone, William O. Hiltz, John E. Honts, Timothy G. Lalonde, Daniel B. Mendelow, Eduardo G. Mestre, Michael J. Price, Jason Sobol and David Ying is 55 East 52nd Street, New York, New York 10055.

(10)
Based solely on a Schedule 13D/A filed with the SEC on October 4, 2017 by Bain Capital Credit, LP, Bain Capital Credit Member, LLC (“BCCM”), a Delaware limited liability company, is the administrative member of Sankaty Davis, LLC (“Sankaty Davis”), a Delaware limited liability company.  Voting and dispositive rights over the securities owned by Sankaty Davis is held by Tim Barns, Stuart Davies, Jonathan DeSimone, Michael A. Ewald, Sally Dornaus, Jeffrey B. Hawkins, James F. Kellogg, David McCarthy, Chris Linneman, Jeff Robinson, Kathy Rockey, Jonathan Lavine and Ranesh Ramanathan, in their capacities as members of BCCM. Each of BCCM, Tim Barns, Stuart Davies, Jonathan DeSimone, Michael A. Ewald, Sally Dornaus, Jeffrey B. Hawkins, James F. Kellogg, David McCarthy, Chris Linneman, Jeff Robinson, Kathy Rockey, Jonathan Lavine and Ranesh Ramanathan disclaim beneficial ownership of such securities. The address of each of these entities, Tim Barns, Stuart Davies, Jonathan DeSimone, Michael A. Ewald, Sally Dornaus, Jeffrey B. Hawkins, James F. Kellogg, David McCarthy, Chris Linneman, Jeff Robinson, Kathy Rockey, Jonathan Lavine and Ranesh Ramanathan is 200 Clarendon St., Boston, Massachusetts 02116.

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COMPENSATION OF DIRECTORS

Directors who are employees of the Company receive no additional compensation for serving on the Board. Non-employee directors are compensated for their service on the Board as described below.

2017 Retainer Fees

The Compensation Committee reviews our director compensation periodically and recommends changes to the Board, when it deems them appropriate.

The following table describes our compensation program for non-employee directors in effect during 2017:

Compensation Element	2017 Compensation Program
Annual Cash Retainer	$45,000
Annual Equity Grant	$75,000
Audit Committee Chair Fee	$15,000
Non-Executive Chairman of the Board Fee	$15,000

Director Compensation in 2017

The following table sets forth the aggregate compensation paid by us to our non-employee directors during the year ended December 31, 2017:

Name	Fees Earned or Paid In Cash ($)	Stock awards ($)	Total ($)
James W. Christmas	$60,000	$43,635	$103,635
Frank A. Lodzinski	$45,000	$43,635	$88,635
Neeraj Mital	$45,000	$43,635	$88,635
Richard K. Stoneburner	$60,000	$43,635	$103,635
J. Christopher Teets	$45,000	$43,635	$88,635

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MANAGEMENT

The following table sets forth the names and ages of all of our executive officers, the positions and offices with us held by such persons and the months and years in which continuous service as executive officers began:

Name	Executive Officer Since	Age	Position
Sam L. Banks	2016	68	Director and Chief Executive Officer
Paul D. McKinney	2016	59	President and Chief Operating Officer
James J. Jacobs	2016	40	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

The following paragraphs contain certain information about each of our executive officers other than Mr. Banks, whose biographical information is included under the heading “Our Board of Directors” above.

Paul D. McKinney has been our President and Chief Operating Officer since April 2017 and was our Executive Vice President and Chief Operating Officer from the closing of the Davis Merger on October 26, 2016 through April 2017. He was the Executive Vice President and Chief Operating Officer of Yuma California from October 2014 through October 26, 2016. Mr. McKinney served as a petroleum engineering consultant for Yuma California’s predecessor from June 2014 to September 2014 and for Yuma California from September 2014 to October 2014. Mr. McKinney served as Region Vice President, Gulf Coast Onshore, for Apache Corporation from 2010 through 2013, where he was responsible for the development and all operational aspects of the Gulf Coast region for Apache. Prior to his role as Region Vice President, Mr. McKinney was Manager, Corporate Reservoir Engineering, for Apache from 2007 through 2010. From 2006 through 2007, Mr. McKinney was Vice President and Director, Acquisitions & Divestitures for Tristone Capital, Inc. Mr. McKinney commenced his career with Anadarko Petroleum Corporation and held various positions with Anadarko over a 23 year period from 1983 to 2006, including his last title as Vice President of Reservoir Engineering, Anadarko Canada Corporation. Mr. McKinney currently serves on the Board of Directors for Pro-Ject Holdings, LLC, a private oil field chemical services company. Mr. McKinney has a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.

James J. Jacobs has been our Chief Financial Officer, Treasurer and Corporate Secretary since the closing of the Davis Merger on October 26, 2016. He was the Chief Financial Officer, Treasurer and Corporate Secretary of Yuma California from December 2015 through October 26, 2016. He served as Vice President – Corporate and Business Development of Yuma California immediately prior to his appointment as Chief Financial Officer in December 2015 and has been with us since 2013. He has 16 years of experience in the financial services and energy sector. In 2001, Mr. Jacobs worked as an Energy Analyst at Duke Capital Partners. In 2003, Mr. Jacobs worked as a Vice President of Energy Investment Banking at Sanders Morris Harris where he participated in capital markets financing, mergers and acquisitions, corporate restructuring and private equity transactions for various sized energy companies. From 2006 through 2013, Mr. Jacobs was the Chief Financial Officer, Treasurer and Secretary at Houston America Energy Corp., where he was responsible for financial accounting and reporting for U.S. and Colombian operations, as well as capital raising activities. Mr. Jacobs graduated with a Master’s Degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas in 2001.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The following Compensation Discussion and Analysis (“CD&A”) provides information about the compensation program for our principal executive officer and our other two most highly-compensated executive officers (collectively, the “named executive officers” or “NEOs”), and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. This CD&A provides a general description of the material elements of our compensation program and specific information about its various components.

Although this CD&A focuses on the information in the tables below and related footnotes, as well as the supplemental narratives relating to the fiscal year ended December 31, 2017, we also describe compensation actions taken after the last completed fiscal year to the extent it enhances the understanding of our named executive officer compensation disclosure.

In February 2017, the Compensation Committee retained Longnecker & Associates (“Longnecker”), an independent compensation consultant, to obtain objective, expert advice and assist with compensation matters concerning our named executive officers and directors. In connection with its engagement of Longnecker, the Compensation Committee considered various factors bearing upon Longnecker’s independence, including, but not limited to, any other services provided by Longnecker to the Company, the amount of fees received by Longnecker from the Company as a percentage of Longnecker’s total revenues, Longnecker’s policies and procedures designed to prevent and mitigate conflicts of interest, any capital stock of the Company owned by Longnecker or its employees, and the existence of any business or personal relationships that could impact Longnecker’s independence. After reviewing these and other factors, the Compensation Committee determined that Longnecker was independent and that its engagement did not present any conflicts of interest.

Compensation Philosophy and Objectives. We operate in a highly competitive and challenging environment and must attract, motivate and retain highly talented individuals with the requisite technical and managerial skills to implement our business strategy. The objectives of our compensation program are to:

●
help to attract and retain highly talented individuals to contribute to our progress, growth and profitability by being competitive with compensation paid to persons having similar responsibilities and duties in other companies in the same industry;

●
align the interests of the individual with those of our stockholders to encourage long-term value creation;

●
be directly tied to the attainment of our annual performance targets and reflect individual contribution thereto; and

●
reflect the unique qualifications, skills, experience and responsibilities of each individual.

Elements of Our Compensation Program

Element	Characteristics	Primary Objective
Base Salary	Cash	Retain and attract highly talented individuals
Short-Term Incentives	Cash bonus and restricted stock awards	Reward individual and corporate performance
Long-Term Incentives	Equity awards vesting over a period of time or based on performance metrics	Align the interests of our employees and stockholders by providing employees with incentive to perform technically and financially in a manner that promotes share price appreciation.
Other Benefits	401(k) matching plans and employee benefit plans	Provide benefits that promote employee health and support employees in attaining financial security

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Base Salary. Base salary is the principal fixed component of our compensation program. It provides our named executive officers with a regular source of income to compensate them for their day-to-day efforts in managing the Company. Base salary is primarily used to attract and retain highly talented individuals. Base salary varies depending on the named executive officer’s experience, responsibilities, education, professional standing in the industry, changes in the competitive marketplace and the importance of the position to us. On March 21, 2017, the Compensation Committee approved the following base salaries effective April 1, 2017.

2017 (1)
Name	Base Salary ($)
Sam L. Banks	525,000
Paul D. McKinney	400,000
James J. Jacobs	350,000

(1)
Effective April 1, 2017.

Short-Term Incentives. Short-term incentive compensation is the short-term variable portion of our compensation program and is based on the principle of pay-for-performance. Normally short-term incentive compensation is paid in the form of cash bonuses; however, with respect to 2017, short-term incentive compensation was paid in the form of restricted stock awards that were fully vested upon grant. The objective of short-term incentives is to reward our named executive officers based on our performance as a whole and the contributions of the individual named executive officer in relation to our success. The following table shows the cash bonuses earned by our named executive officers for the years ended December 31, 2017 and 2016:

	2017	2016
Name	Cash Bonus ($)	Cash Bonus ($)
Sam L. Banks	-	425,000
Paul D. McKinney	-	350,000
James J. Jacobs	-	220,000

The following table shows the restricted stock awards earned by our named executive officers for the year ended December 31, 2017 related to short-term incentive compensation:

2017
Name	Restricted Stock Awards (#)
Sam L. Banks	199,954
Paul D. McKinney	199,954
James J. Jacobs	157,464

Long-Term Incentives. Long-term incentives are provided to our named executive officers under the 2014 Plan, which was approved by the stockholders of Yuma California in September 2014 and assumed by us as part of the Reincorporation Merger in October 2016. These incentives are intended to align the interests of stockholders with employees by providing employees with incentive to perform technically and financially in a manner that promotes total stockholder return. Furthermore, we believe that long-term incentives create an incentive for future performance and create a retention incentive. In determining long-term incentives, the Compensation Committee considers a named executive officer’s potential for future successful performance and leadership as part of the executive management team, taking into account past performance and leadership as a key indicator.

Under the 2014 Plan, the Compensation Committee has the flexibility to choose between a number of forms of long-term incentive compensation, including stock options, stock appreciation rights, restricted stock awards, performance units, performance shares, or other incentive awards.

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The following table shows the stock appreciation right awards (cash settled) and stock options granted to our named executive officers in 2017:

	Stock Appreciation Rights		Stock Options (1)
Name	Number of Stock Appreciation Rights	Exercise Price	Number of Stock Options	Exercise Price
Sam L. Banks	193,182(2)	$4.40	361,702	$2.56
Paul D. McKinney	500,554(3)	$4.40	297,872	$2.56
James J. Jacobs	393,293(4)	$4.40	234,043	$2.56

(1)
The stock option award vests in three equal installments on February 6, 2018, February 6, 2019 and February 6, 2020.
(2)
The stock appreciation right award vests in three equal installments on February 6, 2018, February 6, 2019 and February 6, 2020.
(3)
The stock appreciation right award as to 159,091 shares vests in three equal installments on February 6, 2018, February 6, 2019 and February 6, 2020 and as to 341,463 shares on February 6, 2020.
(4)
The stock appreciation right award as to 125,000 shares vests in three equal installments on February 6, 2018, February 6, 2019 and February 6, 2020 and as to 268,293 shares on February 6, 2020.

Other Benefits. All employees may participate in our 401(k) Retirement Savings Plan (“401(k) Plan”) established many years ago. Each employee may make before-tax contributions in accordance with the limits established by the Internal Revenue Service. We provide the 401(k) Plan to help our employees attain financial security by providing them with a program to save a portion of their cash compensation for retirement in a tax efficient manner. Our matching contribution is an amount equal to 100% of the employee’s elective deferral contribution not to exceed 4.0% of the employee’s base compensation. As of February 2017, our named executive officers were eligible to participate in the matching contribution.

All full time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Roles of our CEO and the Compensation Committee. The Compensation Committee is comprised solely of independent directors and has overall responsibility for the compensation of our named executive officers. The Compensation Committee monitors our director and named executive officer compensation and benefit plans, policies and programs to insure that they are consistent with our compensation philosophy and objectives, along with our corporate governance guidelines. Our Chief Executive Officer, Mr. Banks, makes recommendations to the Compensation Committee regarding the base salary, short-term and long-term incentive compensation with respect to the named executive officers (other than himself) based on his analysis and assessment of their performance. Such officers are not present at the time of these deliberations. The Compensation Committee, in its discretion, may accept, modify or reject any or all such recommendations. The Compensation Committee independently determines the salary, short-term and long-term incentive compensation for our Chief Executive Officer with limited input from him. The Compensation Committee makes periodic awards to our named executive officers under the 2014 Plan.

Other Compensation Practices – Accounting and Tax Considerations. The Compensation Committee reviews and takes into account current tax, accounting and securities regulations as they relate to the design of our compensation programs and related decisions.

Stock Ownership Guidelines and Hedging Prohibition. We do not currently have ownership requirements or a stock retention policy for our named executive officers or non-employee directors. Our Board has adopted a policy restricting all employees, including our named executive officers, and members of the Board from engaging in any hedging transactions with respect to our securities held by them, which includes the purchase of any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of such equity securities. The Board has also adopted a policy restricting our named executive officers and members of the Board from pledging, or using as collateral, our securities in order to secure personal loans or other obligations, which includes holding shares of our securities in a margin account.

We will continue to periodically review best practices and re-evaluate our position with respect to stock ownership guidelines and hedging prohibitions.

Clawback Provisions. Although we do not presently have any formal policies or practices that provide for the recovery of prior incentive compensation awards that were based on financial information later restated as a result of our material non-compliance with financial reporting requirements, in such event we reserve the right to seek all recoveries currently available under law. The Compensation Committee has included a provision into our equity award agreements whereby the equity awards to named executive officers are subject to any clawback policies we may adopt which may result in the reduction, cancellation, forfeiture or recoupment of such grants if certain specified events occur, including, but not limited to, an accounting restatement due to any material noncompliance with financial reporting regulations by us.

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Summary Compensation Table

The following table presents, for the years ended December 31, 2017 and 2016, the compensation paid earned by Mr. Sam L. Banks, our principal executive officer, and Messrs. McKinney and Jacobs, our two most highly-compensated executive officers (other than the principal executive officer) who were serving as executive officers (collectively, the “named executive officers” or “NEOs”) as of December 31, 2017. We have employment contracts with each of our named executive officers. There has been no compensation awarded to, earned by or paid to any employees required to be reported in any table or column in the fiscal years covered by any table, other than what is set forth in the following table.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards($) (2)	All Other Compensation ($)	Total ($)

Sam L. Banks	2017	500,000	-	229,947	729,262	(3)	1,459,209
Principal Executive Officer	2016	425,000	425,000	121,548	-	(3)	971,548
Paul D. McKinney	2017	387,500	-	229,947	729,259	-	1,346,706
President and Chief Operating Officer	2016	350,000	350,000	100,099	-	-	800,099
James J. Jacobs	2017	331,250	-	181,084	572,991	-	1,085,325
Chief Financial Officer, Treasurer and Corporate Secretary	2016	275,000	220,000	62,920	-	-	557,920

(1)
Represents the grant date fair value of awards granted as determined in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Statement of Codification Topic 718 (“ASC Topic 718”). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value is calculated based on the closing stock price of our common stock on the date of grant for fiscal year 2017 and the closing stock price of Yuma California common stock on the date of grant and adjusted for the one-for-twenty reverse stock split as part of the Reincorporation Merger for fiscal year 2016. Please refer to Note 13 – Stock-Based Compensation in the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 2, 2018.

(2)
The amounts for stock appreciation rights awards and stock options represent the estimated fair value of stock appreciation rights and stock options at the date of grant. For additional information regarding the valuation assumptions of these awards, please refer to Note 13 – Stock-Based Compensation in the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 2, 2018. Also, see the terms of the stock appreciation rights grant and the stock option grants set forth below in the table “Outstanding Equity Awards at 2017 Fiscal Year-End.” These amounts reflect the aggregate grant date fair value computed in accordance with ASC Topic 718, and do not correspond to the actual value that may be realized by the named executive officers.

(3)
Mr. Banks received revenues under previously granted overriding royalty interests pursuant to an overriding royalty plan that was terminated in 2014 and are excluded from the summary compensation table. Amounts received as a result of overriding royalty grants under the program made in previous years were $637,287 and $407,925 for the years ended December 31, 2017 and 2016, respectively.

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Outstanding Equity Awards

The following table provides information concerning unvested restricted stock awards, stock appreciation right awards (equity based and liability based), stock option awards and equity incentive plan awards for our named executive officers as of December 31, 2017.

Outstanding Equity Awards at 2017 Fiscal Year-End
	Option Awards				Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares of units of stock that have not vested ($) (3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Sam L. Banks
	-	-	-	-	11,613	$13,587	-	-
	19,020	9,510	$12.10	08/18/2022	-	-	-	-
	-	193,182	$4.40	4/20/2024	-	-	-	-
	-	361,702	$2.56	4/19/2027	-	-	-	-
Paul D. McKinney
	-	-	-	-	7,810	$9,138	-	-
	15,652	7,825	$12.10	08/18/2022	-	-	-	-
	-	500,554	$4.40	4/20/2024	-	-	-	-
	-	297,872	$2.56	4/19/2027	-	-	-	-
James J. Jacobs
	-	-	-	-	5,461	$6,389	-	-
	8,943	4,472	$12.10	08/18/2022	-	-	-	-
	-	393,293	$4.40	4/20/2024	-	-	-	-
	-	234,043	$2.56	4/19/2027	-	-	-	-

(1)
The table below shows the vesting dates for the respective unvested stock appreciation right awards (equity based and liability based) listed in the above Outstanding Equity Awards at 2017 Fiscal Year-End Table:

Vesting Date	Mr. Banks	Mr. McKinney	Mr. Jacobs
February 6, 2018	64,394	53,031	41,667
May 31, 2018	9,510	7,825	4,472
February 6, 2019	64,394	53,030	41,667
February 6, 2020	64,394	394,493	309,959

The table below shows the vesting dates for the respective unvested stock option awards listed in the above Outstanding Equity Awards at 2017 Fiscal Year-End Table:

Vesting Date	Mr. Banks	Mr. McKinney	Mr. Jacobs
February 6, 2018	120,568	99,291	78,015
February 6, 2019	120,567	99,291	78,014
February 6, 2020	120,567	99,290	78,014

(2)
The table below shows the vesting dates for the respective unvested restricted stock awards listed in the above Outstanding Equity Awards at 2017 Fiscal Year-End Table:

Vesting Date	Mr. Banks	Mr. McKinney	Mr. Jacobs
May 31, 2018	11,613	7,810	5,461

(3)
Calculated based upon the closing market price of our common stock as of December 29, 2017, the last trading day of our 2017 fiscal year ($1.17) multiplied by the number of unvested restricted stock awards at year-end.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 28

Employment Contracts and Termination of Employment

On April 20, 2017, we entered into amended and restated employment agreements (the “Employment Agreements”) with Sam L. Banks, our Chief Executive Officer, Paul D. McKinney, our President and Chief Operating Officer, and James J. Jacobs, our Executive Vice President and Chief Financial Officer.

Under the terms of the Employment Agreements, Messrs. Banks, McKinney and Jacobs will receive annual base salaries in the amount of $525,000, $400,000, and $350,000, respectively, subject to any increase the Compensation Committee may deem appropriate from time to time. In addition, Messrs. Banks, McKinney and Jacobs have the opportunity to earn incentive compensation in the form of an annual cash bonus with target amounts of 100%, 100% and 90%, respectively, of their base salaries. Messrs. Banks, McKinney and Jacobs will be entitled to receive long-term equity incentive awards on an annual basis with a target value of no less than 400%, 300% and 250%, respectively, of their base salaries and with vesting terms in the sole discretion of the Board.

The Employment Agreements include severance provisions that apply upon certain terminations of employment. As a condition to the payment of any severance benefit described below, the Company may require the named executive officer to execute and not revoke a release of claims in favor of the Company. The Employment Agreements also contain certain restrictive covenants, including the obligation not to compete against the Company and a confidentiality requirement. In the event the named executive officer violates these restrictive covenants, the Company may cease paying all severance benefits to the named executive officer and may recover an amount equal to any severance benefits previously paid to the named executive officer under the Employment Agreement.

If the named executive officer’s employment is terminated by the Company other than for cause or termination by the named executive officer for good reason, the Employment Agreements provide that (1) (i) Mr. Banks will receive payment in a lump sum of accrued salary and bonus and a severance payment of two (2) times the sum of his (a) base salary and (b) target annual bonus for the year of termination and (ii) Messrs. McKinney and Jacobs will receive payment in a lump sum of accrued salary and bonus and a severance payment of one and one-half (1.5) times the sum of his (a) base salary and (b) target annual bonus for the year of termination; (2) the Company will pay its portion of COBRA continuation coverage, as well as pay certain costs of continuing medical coverage for the named executive officer for up to twelve months after the expiration of the maximum required period under COBRA; and (3) all of the named executive officer’s granted but unvested awards under the 2014 Plan shall immediately vest and related restrictions shall be waived.

If a change of control has occurred and the named executive officer’s employment is terminated without cause, or by the named executive officer with good reason during the period beginning six (6) months prior to and ending eighteen (18) months following the change of control (the “change of control period”), the named executive officers are entitled to the same severance benefits described above, except that the severance amount will be three (3) times for Mr. Banks and two (2) times for Messrs. McKinney and Jacobs, the sum of the named executive officer’s (a) base salary and (b) target annual bonus.

The Employment Agreements provide that in the event of a termination of employment by the Company for cause or by the named executive officer without good reason, the named executive officer will be entitled to accrued but unpaid base salary and benefits through the date of termination but will forfeit any other compensation from the Company.

The Employment Agreements also contain customary confidentiality and non-solicitation provisions. The non-solicitation provisions of the Employment Agreements prohibit the named executive officers from soliciting for employment any employee of the Company or any person who was an employee of the Company. This prohibition applies during the named executive officer’s employment with the Company and for up to two years depending on the severance benefits received by the named executive officer following the termination of his employment and extends to offers of employment for his own account or benefit or for the account or benefit of any other person, firm or entity, directly or indirectly.

Also, see the section titled “Potential Payments Triggered Upon a Change in Control.”

Compensation Committee Interlocks and Insider Participation

In 2017, the members of our Compensation Committee were Messrs. Teets, Lodzinski and Stoneburner. There are no members of our Compensation Committee who were officers or employees of the Company or any of our subsidiaries during fiscal year 2017. No members were formerly officers of the Company or had any relationship otherwise requiring disclosure hereunder. During fiscal year 2017, no interlocking relationships existed between any of our named executive officers or members of our Board or Compensation Committee, on the one hand, and the executive officers or members of the board of directors or compensation committee of any other entity, on the other hand.

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Potential Payments Triggered Upon a Change in Control

The amounts shown in the following table reflect the potential value to our named executive officers, as of December 31, 2017, of cash payments under such named executive officer’s Employment Agreement currently in effect, unvested restricted stock awards and unvested stock appreciation rights where the vesting may accelerate upon a change in control of the Company. The cash compensation and the equity awards in the table below assume that the employment of the named executive is terminated by the named executive officer for good reason in accordance with the named executive officer’s Employment Agreement after a change in control (i.e. a double trigger). Consistent with SEC requirements, these estimated amounts have been calculated as if the change in control had occurred as of December 29, 2017, the last business day of 2017, and using the closing market price of our common stock on December 29, 2017 ($1.17 per share). The amounts below are estimates of the incremental amounts that would be received upon a change in control; the actual amount could be determined only at the time of any actual change in control.

Estimated Potential Payments Upon a Change in Control

Name	Cash Compensation ($)	Unvested Stock Appreciation Rights Awards at 12/29/2017 (#)	Value (Based on Closing Price of Stock at 12/29/2017) ($) (1)	Unvested Stock Option Awards at 12/29/2017 (#)	Value (Based on Closing Price of Stock at 12/29/2017) ($) (2)	Unvested Restricted Stock Awards at 12/29/2017 (#)	Value (Based on Closing Price of Stock at 12/29/2017) ($)	Total ($)
Sam L. Banks	3,150,000	202,692	-	361,702	-	11,613	13,587	3,163,587
James J. Jacobs	1,330,000	397,765	-	234,043	-	5,461	6,389	1,336,389
Paul D. McKinney	1,600,000	508,379	-	297,872	-	7,810	9,138	1,609,138

(1)
The stock appreciation rights have an exercise price of $12.10 or $4.40 per share and were underwater as of December 29, 2017 and accordingly had no value.
(2)
The stock options have an exercise price of $2.56 per share and were underwater as of December 29, 2017 and accordingly had no value.

Yuma Energy, Inc. Notice of 2018 Annual Meeting and Proxy Statement | 30

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has retained Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm (our independent auditor). Moss Adams audited our financial statements for the year ended December 31, 2017. A representative of Moss Adams is expected to be present at the Annual Meeting and will respond to appropriate questions.

The audit report of Moss Adams on our consolidated financial statements as of and for the year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Grant Thornton LLP (“Grant Thornton”) served as our independent accountant for the fiscal year ended December 31, 2016, and for the subsequent interim period through July 10, 2017. On July 10, 2017, we dismissed Grant Thornton and engaged Hein & Associates LLP (“Hein”) to serve as our independent registered public accounting firm.

Grant Thornton’s reports on our financial statements for the fiscal year ended December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal year ended December 31, 2016 and the subsequent interim period through July 10, 2017, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Grant Thornton, would have caused them to make a reference to the subject matter of the disagreement(s) in their reports on the financial statements for such fiscal year. In addition, during the fiscal year ended December 31, 2016 and the subsequent interim period through July 10, 2017 there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period preceding the engagement of Hein, the Company did not consult Hein regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The decision to change accountants from Grant Thornton to Hein was recommended by the Audit Committee and approved by the Board.

A copy of Grant Thornton’s letter, dated July 10, 2017, stating its agreement with the above statements, is attached as Exhibit 16 on our Current Report on Form 8-K filed with the SEC on July 11, 2017.

Effective November 16, 2017, Hein combined with Moss Adams. As a result of this combination, on November 16, 2017, Hein resigned as our independent registered public accounting firm. Concurrent with such resignation and on November 16, 2017, the Audit Committee approved the engagement of Moss Adams as the new independent registered public accounting firm to audit our financial statements as of and for the fiscal year ending December 31, 2017.

From July 10, 2017 through November 16, 2017, Hein did not provide any reports in connection with the Company’s financial statements for any year-end period, and therefore no report of Hein contained an adverse opinion or disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope, or accounting principles. From July 10, 2017 through November 16, 2017, (i) the Company had no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Hein’s satisfaction, would have caused Hein to make reference to the subject matter of such disagreements in its future reports on the financial statements of the Company for such time period and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K during such period.

During the fiscal years ended December 31, 2016 and 2015, and the interim period through November 16, 2017, the Company did not consult Moss Adams with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Moss Adams that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

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The decision to change accountants from Hein to Moss Adams was recommended by the Audit Committee and approved by the Board.

A copy of Hein’s letter, dated November 16, 2017, stating its agreement with the above statements, is attached as Exhibit 16 on our Current Report on Form 8-K filed with the SEC on November 16, 2017.

Audit Committee Pre-Approval Policies and Procedures

To help assure independence of our independent auditor, the Audit Committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. This policy is set forth in our Audit Committee Charter. Of the fees shown in the table below, which were paid to our independent auditors, 100% were approved by the Audit Committee.

Fees Paid to Moss Adams LLP and Grant Thornton LLP

The following is a summary and description of fees for services provided by Moss Adams in 2017 and Grant Thornton in 2016 to the Company.

	2017	2016
Services	Moss Adams	Grant Thornton
Audit Fees (1)	$185,000	$496,972
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$185,000	$496,972

(1)
Audit Fees include professional services for the audit of our annual financial statements, reviews of the financial statements included in our Form 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-Related Fees comprise fees for professional services reasonably related to the performance of the audit or review of the Company’s financial statements and are not otherwise included in “Audit Fees.”
(3)
Tax Fees include professional services for tax compliance, tax advice and tax planning.
(4)
All Other Fees include fees for miscellaneous services other than the services reported under “Audit Fees,” “Audit Related Fees” and “Tax Fees” for the services in question.

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AUDIT COMMITTEE REPORT

Our Audit Committee reports to and acts on behalf of our Board by providing oversight of our financial management, independent auditor and financial reporting procedures. The Audit Committee operates under a written charter adopted by the Board. Our management is responsible for preparing our consolidated financial statements, and our independent auditor is responsible for auditing those consolidated financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditor. In this context, the Audit Committee has met and held discussions with management and the independent auditor. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor prior to their release and filing.

The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our consolidated financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that our independent auditor is in fact “independent.”

The Audit Committee has discussed with the independent auditor matters required to be discussed in the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, as may be modified or supplemented. In addition, the Audit Committee received from the independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB, regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

The Audit Committee considered the fees and costs billed and expected to be billed by the independent auditor for our audit services.  The Audit Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditor are compatible with maintaining auditor independence.

In addition, the Audit Committee reviewed its Charter and received reports as required by its policy for the receipt, retention and treatment of financial reporting concerns received from external and internal sources.

The Audit Committee has discussed with the independent auditor, with and without management present, its evaluation of our internal accounting controls and the overall quality of our financial reporting.

Based on the reports and discussions described in this report and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Yuma Energy, Inc. be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

AUDIT COMMITTEE
James W. Christmas (Chair)
J. Christopher Teets

(The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Yuma Energy, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Yuma Energy, Inc. specifically incorporates the Report by reference therein.)

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PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the continued retention of Moss Adams is in the best interests of the Company and its stockholders and appointed Moss Adams as the Company’s independent registered public accounting firm for 2018. Services provided to the Company and its subsidiaries by Moss Adams during the year ended December 31, 2017 are described under the “Independent Public Accountants” section above. Moss Adams was appointed as the Company’s external auditor in November 2017. The Audit Committee evaluates the independent registered public accountant’s qualifications, performance, audit plan and independence each year. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the Committee discusses the appointment before rotation occurs.

We are asking our stockholders to ratify the selection of Moss Adams as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Moss Adams to our stockholders for ratification as a matter of good corporate practice.

Representatives of Moss Adams will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority in voting power of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on this Proposal will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that stockholders vote “FOR” ratification of the appointment of Moss Adams as the Company’s independent registered public accounting firm for 2018.

In the event stockholders do not ratify the appointment, it will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board unanimously recommends that stockholders vote FOR ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2018.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Registration Rights Agreement

As part of the closing of the Davis Merger on October 26, 2016, we entered into a registration rights agreement (the “Registration Rights Agreement”) with Sam L. Banks, a director and our Chief Executive Officer, affiliates of Red Mountain Capital Partners, LLC, Davis Petroleum Investment, LLC, Sankaty Davis, LLC, and certain other former stockholders of Davis (collectively, the “Stockholders”), pursuant to which we agreed to register, at our cost, with the SEC the resale of the common stock issued to such holders of common stock and the common stock issuable upon conversion of the Series D Preferred Stock. We agreed to file a shelf registration statement (the “Registration Statement”) with the SEC, which was declared effective by the SEC on June 23, 2017. The Stockholders may request registration no more than three (3) times during any twelve (12) consecutive months, of shares having an estimated offering price of greater than $5.0 million. No request may be made after the fourth anniversary of the effectiveness of the Registration Statement. In addition, if we file a registration statement within four (4) years of the effectiveness of the Registration Statement, we must offer to the Stockholders the opportunity to include the resale of their shares in the registration statement, subject to customary qualifications and limitations.

Davis Management Agreement

In March 2013, Davis entered into an Amended and Restated Management Agreement (the “Management Agreement”) with Evercore Advisors, L.L.C. (“Evercore”), Sankaty Davis, LLC (“Sankaty”) and Red Mountain. As a result of the Davis Merger in October 2016, each of Evercore, Sankaty and Red Mountain now hold more than five percent of our outstanding common stock. As part of the closing of the Davis Merger, the Management Agreement was terminated and the Company made termination payments during 2017 to Red Mountain in the amount of $470,476, to Evercore in the amount of $333,333, and to Sankaty in the amount of $196,190.

Policies and Procedures for Approval of Related Party Transactions

Our officers and directors are required to obtain Audit Committee approval for any proposed related party transactions. In addition, our Code of Ethics requires that each director, officer and employee must do everything he or she reasonably can to avoid conflicts of interest or the appearance of conflicts of interest. Our Code of Ethics states that a conflict of interest exists when an individual’s private interest interferes in any way or even appears to interfere with our interests and sets forth a list of broad categories of the types of transactions that must be reported to our Board. Under our Code of Ethics, we reserve the right to determine when an actual or potential conflict of interest exists and then to take any action we deem appropriate to prevent the conflict of interest from occurring.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Voting Instructions and Information

Who Can Vote? You are entitled to vote your common stock if our records show that you held your shares as of the record date, April 23, 2018. At the close of business on that date, a total of 23,230,169 shares of common stock and 1,937,262 shares of Series D Preferred Stock, were outstanding and entitled to vote. Each share of common stock is entitled to one vote on the matters submitted for a vote at the Annual Meeting. On an as-if converted basis, each share of Series D Preferred Stock is entitled to 1.682 votes on the matters submitted for a vote at the Annual Meeting. The common stock and the Series D Preferred Stock vote together as one class. Your voting instructions are confidential and will not be disclosed to persons other than those recording the vote, except if a stockholder makes a written comment on the proxy card, otherwise communicates his or her vote to management, as may be required in accordance with the appropriate legal process, or as authorized by you.

Voting Your Proxy. If your shares of common stock are held through a broker, bank or other nominee (held in street name), you will receive instructions from them that you must follow in order to have your shares voted. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the Annual Meeting.

If you hold your shares of common stock or Series D Preferred Stock in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the proxies how to vote following the instructions listed on the proxy card, by signing, dating and mailing the proxy card in the postage paid envelope, by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card. Of course, you can always attend the meeting and vote your shares of common stock or Series D Preferred Stock in person.

Whichever method you select to transmit your instructions, the proxies will vote your shares of common stock or Series D Preferred Stock in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares of common stock or Series D Preferred Stock will be voted as recommended by our Board of Directors: for each director nominee, for the approval of the advisory vote on executive compensation, for the approval and adoption of the 2018 Long-Term Incentive Plan and for the ratification of the appointment of Moss Adams as our independent registered public accounting firm and will be deemed to grant discretionary authority to vote upon any other matters properly before the Annual Meeting.

Matters to be Presented. We are not aware of any matters to be presented at the meeting, other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares of common stock or Series D Preferred Stock. If the meeting is adjourned or postponed, the proxies can vote your shares of common stock or Series D Preferred Stock at the adjournment or postponement as well.

Revoking Your Proxy. If you hold your shares of common stock in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our Corporate Secretary in writing before the proxies vote your shares of common stock or Series D Preferred Stock at the meeting, deliver later-dated proxy instructions or attend the meeting and vote your shares of common stock or Series D Preferred Stock in person. We will honor the proxy with the latest date.

How Votes Are Counted. A quorum is required to transact business at our Annual Meeting. A majority of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting must be represented at the meeting in person or by proxy to constitute a quorum. If you have returned valid proxy instructions or attend the meeting in person, your shares of stock will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. In addition, broker non-votes will be treated as present for purposes of determining whether a quorum is present.

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Voting. You may either vote for, against or abstain on each of the proposals. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast. Although the advisory vote in Proposal 2 is non-binding, as provided by law, our Board will review the results of the vote and, consistent with our commitment to stockholder engagement, will take them into account in making a determination concerning executive compensation. If you hold your shares of common stock in street name, and you do not submit voting instructions to your broker, bank or other nominee, such person will not be permitted to vote your shares of common stock in their discretion on the election of directors, the advisory vote on executive compensation, or the approval and adoption of the 2018 Long-Term Incentive Plan. However, if you hold your shares of common stock in street name, and you do not submit voting instructions to your broker, bank or other nominee, such person will be permitted to vote your shares of common stock in their discretion on the ratification of the appointment of the independent registered public accounting firm.

Election of Directors. In the election of directors, the two nominees with the highest number of votes cast in their favor will be elected as directors to our Board of Directors assuming a quorum is present at the Annual Meeting. Cumulative voting in the election of directors is not permitted.

Advisory Vote on Executive Compensation. Approval of the advisory vote on executive compensation requires the affirmative vote of the holders of a majority in voting power of the shares represented in person or by proxy at the Annual Meeting, provided that a quorum is present.

Approval and Adoption of the Yuma Energy, Inc. 2018 Long-Term Incentive Plan. Approval and adoption of the Yuma Energy, Inc. 2018 Long-Term Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the shares represented in person or by proxy at the Annual Meeting, provided that a quorum is present.

Ratification of Appointment of Moss Adams LLP as Our Independent Registered Public Accounting Firm. Approval of the appointment of Moss Adams LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the shares represented in person or by proxy at the Annual Meeting, provided that a quorum is present.

Board Recommendations. THE BOARD RECOMMENDS THAT YOU VOTE FOR BOTH OF THE DIRECTOR NOMINEES, FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, FOR THE 2018 LONG-TERM INCENTIVE PLAN, AND FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

Cost of Proxy Solicitation. We are providing these proxy materials in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. We will pay the cost of this proxy solicitation. We have retained Issuer Direct to aid in the solicitation of proxies, at an estimated cost of $7,000 plus reimbursement of out of pocket expenses. In addition, we expect that a number of our employees will solicit stockholders personally, electronically and by telephone. None of these employees will receive any additional compensation for doing this. We will, on request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

Stockholder Proposals

In order to submit stockholder proposals for the 2019 Annual Meeting of Stockholders for inclusion in the Company’s proxy statement pursuant to Exchange Act Rule 14a-8, materials must be received by our Corporate Secretary at the Company’s principal executive offices in Houston, Texas, no later than December 27, 2018. The proposals must comply with all of the requirements of Rule 14a-8 of the Exchange Act. Proposals should be addressed to: Yuma Energy, Inc., Corporate Secretary, 1177 West Loop South, Suite 1825, Houston, Texas 77027. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the SEC for stockholder proposals.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before such meeting by or at the direction of our Board of Directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2019 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices not earlier than February 10, 2019, and not later than March 12, 2019.

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In the event that we hold our 2019 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before our 2019 annual meeting of stockholders and no later than the close of business on the later of the following two dates: the 90th day prior to our 2019 annual meeting of stockholders; or the 10th day following the day on which public announcement of the date of 2019 annual meeting of stockholders is first made.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and this Notice of the 2018 Annual Meeting and Proxy Statement are available at https://www.iproxydirect.com/YUMA. We will promptly provide to any stockholder, without charge and upon written request, a copy (without exhibits, unless otherwise requested) of our Annual Report on Form 10-K as filed with the SEC for our fiscal year ended December 31, 2017. Any such request should be directed to  Yuma Energy, Inc., Attn: Corporate Secretary, 1177 West Loop South, Suite 1825, Houston, Texas 77027 or by calling (713) 968-7000. The Annual Report on Form 10-K for the fiscal year ended December 31, 2017 accompanying this proxy statement is not part of the proxy soliciting materials.

Eliminating Duplicative Proxy Materials

Stockholders having the same last name and address and individuals with more than one account registered at Computershare Trust Company, N.A., with the same address and who receive paper copies of the proxy materials will receive one copy of our proxy statement and annual report on Form 10-K, unless contrary instructions have been received from an affected stockholder. If you would like to enroll in this service or receive individual copies of all documents, please contact our Corporate Secretary by writing to Yuma Energy, Inc., Attn: James J. Jacobs, Corporate Secretary, 1177 West Loop South, Suite 1825, Houston, Texas 77027 or by calling (713) 968-7000.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Yuma Energy, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

By Order of The Board of Directors,
Dated: April 26, 2018
/s/ James J. Jacobs James J. Jacobs Corporate Secretary

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Appendix A

YUMA ENERGY, INC.
2018 LONG-TERM INCENTIVE PLAN

ARTICLE I
PURPOSE

1.1 Purpose. The purposes of this Plan are to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success, and thereby to enhance stockholder value. Toward these objectives, this Plan provides for the grant of Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Performance Bonuses, Stock Awards and Other Incentive Awards to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Stock Awards and Other Incentive Awards to Consultants and Eligible Directors, subject to the conditions set forth in this Plan.

ARTICLE II
DEFINITIONS

2.1 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a substantial portion of the ownership interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a substantial ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity (a) shall be allocated a majority of partnership or limited liability company gains or losses or (b) shall be or control a managing member, manager, managing director or a general partner of such partnership or limited liability company.

2.2 “Award” means, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award granted under this Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit, SAR, Restricted Stock Award, Restricted Stock Unit, Stock Award or Other Incentive Award granted under this Plan to a Consultant or an Eligible Director by the Board, in either case pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

2.3 “Award Agreement” means any written or electronic instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

2.4 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.2, the term “Board” shall include such Committee.

2.5 “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by the Company with respect to a share of Common Stock during the period such Award is outstanding.

2.6 “Change of Control Event” means each of the following:

(a) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company, in either case resulting in those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction ceasing to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(b) The merger or consolidation of the Company with or into another entity resulting in those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation ceasing to beneficially own voting securities representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(c) The sale of all or substantially all of the Company’s assets unless those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Notwithstanding anything herein to the contrary, with respect to any amounts that constitute deferred compensation under Section 409A of the Code, to the extent required to avoid accelerated taxation or penalties, no Change of Control Event will be deemed to have occurred unless such Change of Control Event also constitutes a change in control in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets under Treasury Regulation Section 1.409A-3(i)(5).

2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.2.

2.9 “Common Stock” means the common stock, $0.001 par value per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article XII.

2.10 “Company” means Yuma Energy, Inc., a Delaware corporation.

2.11 “Consultant” means any individual who is engaged by the Company, a Subsidiary or an Affiliated Entity to render bona-fide consulting or advisory services, which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board as the Date of Grant in such authorization.

2.13 “Disability” means, except as otherwise provided in this Plan, the Participant is unable to continue providing services by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

2.14 “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of whole shares of Common Stock that could be purchased at Fair Market Value upon, and with the amount of, each cash distribution made by the Company during the period such Award is outstanding with respect to a number of shares of Common Stock equal to the number of Restricted Stock Units subject to the Award at the time of each such distribution.

2.15 “Effective Date” means June 7, 2018.

2.16 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

2.17 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity, or a Consultant.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” means (a) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing sales price of the Common Stock as quoted by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if there was no quoted price for such day, then for the last preceding business day on which there was a quoted price as reported in The Wall Street Journal or such other sources as the Board deems reliable, or (b) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported in The Wall Street Journal or such other source as the Board deems reliable, or (c) during any such time as the Common Stock cannot be valued pursuant to (a) or (b) above, the fair market value of the Common Stock as determined in good faith by the Board using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) or any successor provision.

2.20 “Incentive Stock Option” means an Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

2.21 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.22 “Other Incentive Award” means an incentive award granted to an Eligible Employee, Consultant or Eligible Director under Article XI of this Plan.

2.23 “Option” means an Award granted under Article V of this Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

2.24 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under this Plan.

2.25 “Performance Bonus” means the bonus which may be granted to Eligible Employees under Article X of this Plan.

2.26 “Performance Units” means those monetary units and/or units representing fictional shares of Common Stock that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article IX hereof.

2.27 “Plan” means the Yuma Energy, Inc. 2018 Long-Term Incentive Plan, as amended from time to time.

2.28 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of this Plan.

2.29 “Restricted Stock Unit” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VII of this Plan.

2.30 “Restriction Period” means the period during which an Award remains subject to time- and/or performance-based restrictions.

2.31 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VIII of this Plan.

2.32 “Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article XI of this Plan.

2.33 “Subsidiary” means a “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

ARTICLE III
ADMINISTRATION
3.1 Shares Subject to this Plan. Subject to the limitations set forth herein, 4,000,000 shares of Common Stock are reserved for issuance pursuant to Awards made under this Plan. The limitations of this Section 3.1 shall be subject to the adjustment provisions of Article XII.

3.2 Administration of this Plan. The Board shall administer this Plan. The Board may, by resolution, appoint a Committee of one or more members of the Board to administer this Plan and delegate its powers described under this Section 3.2 for purposes of Awards granted to Eligible Employees and Consultants; provided, however, that no such delegation shall be effective with respect to Awards for individuals subject to Section 16 of the Exchange Act with respect to the Company unless the Committee consists solely of two or more “non-employee directors.” Neither the Company nor any member of the Board shall be liable for any action or determination made in good faith by the Board with respect to this Plan or any Award hereunder. The Board’s determinations under this Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Board is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Eligible Employee of the Company, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company or the Board to assist in the administration of this Plan. The Company shall effect the granting of Awards under this Plan, in accordance with the determinations made by the Board, by execution of written agreements and/or other instruments in such form as is approved by the Board. Subject to the provisions of this Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in this Plan.

(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.

(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award, the number of shares of Common Stock, Performance Units or Restricted Stock Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award.

(d) Determine whether Awards will be granted singly or in combination.

(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f) Adopt rules for the administration, interpretation and application of this Plan as are consistent herewith, and interpret, amend or revoke any such rules.

(g) Correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in this Plan or any Award granted hereunder.

(h) Make all other decisions and determinations it deems advisable for the administration of this Plan.

(i) Decide all disputes arising in connection with this Plan and otherwise supervise the administration of this Plan.

(j) Take any and all other action it deems necessary or advisable for the proper operation or administration of this Plan.
3.3 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in this Plan and to determine the number of Nonqualified Stock Options, Performance Units, Restricted Stock Units, SARs, Stock Awards, Other Incentive Awards or the number of shares of Common Stock subject to a Restricted Stock Award awarded to Eligible Directors selected for participation. If the Board appoints a Committee to administer this Plan, it may delegate to the Committee administration of all aspects of the Awards made to Eligible Directors.

3.4 The Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of this Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to this Plan, as it may deem necessary or advisable for the administration of this Plan. The Board’s interpretation of this Plan or any Awards and all decisions and determinations by the Board with respect to this Plan shall be final, binding, and conclusive on all parties.

3.5 Delegation by the Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, and to the extent allowed by applicable laws, the Board shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Board may be party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted under this Plan, and against all amounts paid by the Board in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Board in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, the Board shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

ARTICLE IV
GRANT OF AWARDS

4.1  Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Subject to Article XII, the aggregate number of shares of Common Stock that may be covered by Options that are designated as Incentive Stock Options may not exceed 4,000,000.

(b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving the issuance of shares of Common Stock, shall be available again for grant under this Plan and shall not be counted against the shares authorized under Section 3.1. Any shares of Common Stock issued as Restricted Stock Awards that subsequently are forfeited without vesting shall again be available for grant under this Plan and shall not be counted against the shares authorized under Section 3.1. Any Awards that, pursuant to the terms of the applicable Award Agreement, are to be settled in cash, whether or not denominated in or determined with reference to shares of Common Stock (for example, SARs, Performance Units or Restricted Stock Units to be settled in cash), shall not be counted against the shares authorized under Section 3.1. Shares of Common Stock withheld to satisfy applicable withholding taxes pursuant to Section 13.3 shall be available for future issuance under this Plan. Any shares of Common Stock tendered or withheld in payment of any exercise price or purchase price of an Award will be available for future issuance under this Plan.

(c) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of this Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(d) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(e) Shares of Common Stock issued hereunder may be evidenced in any manner determined by the Board, including, but not limited to, separate certificates or book-entry registration.

(f) Except for adjustments pursuant to Article XII or reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding Option or SAR may not be decreased after the Date of Grant nor may an outstanding Option or SAR granted under this Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price or any other award under this Plan. Except as approved by the Company’s stockholders, in no event shall any Option or SAR granted under this Plan be surrendered to the Company in consideration for a cash payment if, at the time of such surrender, the exercise price of the Option or SAR is greater than the then current Fair Market Value of a share of Common Stock.

(g) Eligible Directors and Consultants may only be granted Nonqualified Stock Options, Performance Units, Restricted Stock Awards, Restricted Stock Units, SARs, Stock Awards or Other Incentive Awards under this Plan.

(h) The maximum term of any Award shall be ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

ARTICLE V
STOCK OPTIONS

5.1  Grant of Options. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Notwithstanding the foregoing, Nonqualified Stock Options may be granted only to Eligible Employees, Eligible Directors and Consultants performing services for the Company or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Company and ending with the corporation or other entity for which the Eligible Employee, Eligible Director or Consultant performs services. For purposes of this Section 5.1, the term “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

5.2  Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a)  Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant unless the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Eligible Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company which complies with Treasury Regulation Section 1.409A-1(b)(5)(v)(D).

(b)  Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) subject to prior approval by the Board in its discretion, by delivering previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; (iii) subject to prior approval by the Board in its discretion, by withholding shares of Common Stock which otherwise would be acquired on exercise having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price; or (iv) subject to prior approval by the Board in its discretion, by a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under this Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board. Such procedures may include a broker either (x) selling all of the shares of Common Stock received when an Option is exercised and paying the Participant the proceeds of the sale (minus the exercise price, withholding taxes and any fees due to the broker) or (y) selling enough of the shares of Common Stock received upon exercise of the Option to cover the exercise price, withholding taxes and any fees due to the broker and delivering to the Participant (either directly or through the Company) a stock certificate for the remaining shares of Common Stock.

(c)  Exercise of Options.

(i) Options granted under this Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company (or such other officer as may be designated by the Board) at least two business days in advance of such exercise (or such lesser period of time as the Board may require) stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(ii) Unless otherwise provided in an Award Agreement or determined by the Board, the following provisions will apply to the exercisability of Options following the termination of a Participant’s employment or service with the Company, a Subsidiary or an Affiliated Entity:

(A) If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death or Disability, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to one year and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The unvested portion of any Option shall be forfeited immediately upon termination; provided, however, that the Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

(B) In the event a Consultant ceases to provide services to the Company, a Subsidiary or an Affiliated Entity, or an Eligible Director ceases to serve as a director of the Company, the unvested portion of any Option shall be forfeited unless otherwise accelerated pursuant to the terms of the Consultant’s or Eligible Director’s Award Agreement or by the Board. Unless otherwise provided in the applicable Award Agreement, the Consultant or Eligible Director shall have a period of three years following the date he or she ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his or her date of termination of service. In no event shall any Option be exercisable past the term of the Option.

(d)  Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by or in service to the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e)  Special Restrictions Relating to Incentive Stock Options. The terms of any Incentive Stock Options granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options (including any SARs issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(i) Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(ii) Options issued in the form of Incentive Stock Options shall not be exercisable for more than ten years after the Date of Grant.

(iii) No Incentive Stock Option shall be granted to an Eligible Employee who owns or who would own immediately before the grant of such Incentive Stock Option more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation”, unless (A) at the time such Incentive Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and (B) such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Section 5.2(e), “parent corporation” means a “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(iv) To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and parent corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination is made.

(v) Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

(vi) Except in the case of death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Date of Grant and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of the Company or a parent corporation of the Company or a Subsidiary (or a corporation or a parent corporation or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies).

(vii) In the event that an Option designated as Incentive Stock Options fails to meet or continue to meet the requirements of Section 422 of the Code, such Option shall be re-designated as a Nonqualified Stock Option.

(f)  Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g)  Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

6.1  Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of this Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including without limitation, a book-entry registration or issuance of a stock certificate or certificates.

6.2  Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a)  Restriction Period. Restricted Stock Awards shall be subject to such time- and/or performance-based restrictions as the Board shall determine and set forth in the applicable Award Agreement. Restricted Stock Awards granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors may require the holder to provide continued services to the Company for a period of time. In addition to or in lieu of any time vesting conditions determined by the Board vesting and/or the grant of Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria as may from time to time be established by the Board. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Board shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof.

(b)  Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period or prior to the fulfillment of any other specified vesting conditions. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing shares of Common Stock covered by a Restricted Stock Award to give appropriate notice of such restrictions.

(c)  Rights as Stockholders. Unless otherwise provided in the Award Agreement, during any Restriction Period (and prior to the fulfillment of any other specified vesting conditions), the Participant shall have all of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same risk of forfeiture and same restrictions on transferability as the shares of Common Stock covered by the Restricted Stock Award with respect to which they were paid.

ARTICLE VII
RESTRICTED STOCK UNITS

7.1  Grant of Restricted Stock Units. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Restricted Stock Units to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Units shall be awarded in such number and at such times during the term of this Plan as the Board shall determine. Each Award of Restricted Stock Units shall be subject to an Award Agreement setting forth the terms of such Award of Restricted Stock Units. A Participant shall not be required to make any payment for Restricted Stock Units.

7.2  Conditions of Restricted Stock Units. The grant of Restricted Stock Units shall be subject to the following:

(a)  Restriction Period. Restricted Stock Units shall be subject to such time- and/or performance-based restrictions as the Board shall determine and set forth in the applicable Award Agreement. Restricted Stock Units granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Units granted to Consultants or Eligible Directors may require the holder to provide continued services to the Company for a period of time. In addition to or in lieu of any time vesting conditions determined by the Board vesting and/or the grant of Restricted Stock Units may be subject to the achievement by the Company of specified performance criteria as may from time to time be established by the Board. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Board shall lapse with respect to the Restricted Stock Units.

(b)  Lapse of Restrictions. The Participant shall be entitled to receive one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement upon settlement of a Restricted Stock Unit for which the restrictions have lapsed.

(c)  Cash Dividend Rights and Dividend Unit Rights. The Board may, in its sole discretion, grant a tandem Cash Dividend Right or Dividend Unit Right grant with respect to Restricted Stock Units. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Board), or be subject to such other provisions or restrictions as determined by the Board in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Board in its sole discretion.

ARTICLE VIII
STOCK APPRECIATION RIGHTS

8.1  Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of this Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of this Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

8.2  Exercise and Payment. SARs granted under this Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise (or such lesser period of time as the Board may require). The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in cash or in shares of Common Stock, as provided by the terms of the applicable Award Agreement.

8.3  Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall use commercially reasonable efforts to subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation” (as defined in Section 424(e) of the Code) on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE IX
PERFORMANCE UNITS

9.1  Grant of Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 9.2.

9.2  Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a)  Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b)  Achievement of Performance Goals. The Board shall establish performance targets for each Award based upon such operational, financial or performance criteria determined by the Board. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X
PERFORMANCE BONUS

10.1  Grant of Performance Bonus. The Board may from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus upon the achievement of one or more performance targets established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target(s) shall be based upon such operational, financial or performance criteria determined by the Board.

10.2  Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus may be made in cash or shares of Common Stock, as provided by the terms of the applicable Award Agreement.

ARTICLE XI
STOCK AWARDS AND OTHER INCENTIVE AWARDS

11.1  Grant of Stock Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Stock Awards of shares of Common Stock not subject to vesting or forfeiture restrictions to Eligible Employees, Consultants or Eligible Directors. Stock Awards shall be awarded with respect to such number of shares of Common Stock and at such times during the term of this Plan as the Board shall determine. Each Stock Award shall be subject to an Award Agreement setting forth the terms of such Stock Award. The Board may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

11.2  Grant of Other Incentive Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Other Incentive Awards to Eligible Employees, Consultants or Eligible Directors. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Board, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of this Plan. Such Awards may include, but are not limited to, Common Stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon the Company’s performance or any other factors designated by the Board, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. Long-term cash Awards also may be made under this Plan. Cash Awards also may be granted as an element of or a supplement to any Awards permitted under this Plan. Awards may also be granted in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Board, subject to the terms of this Plan.

ARTICLE XII
STOCK ADJUSTMENTS

12.1 Recapitalizations and Reorganizations. In the event that the shares of Common Stock, as constituted on the Effective Date, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then the maximum number and kind of shares of Common Stock available for issuance under this Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any calendar year under this Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards will be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards. Notwithstanding the provisions of this Section 12.1, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under this Plan shall be adjusted only in accordance with the applicable provisions of Sections 422 and 424 of the Code and the regulations thereunder, and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A of the Code with respect to Nonqualified Stock Options, SARs and, to the extent applicable, other Awards. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to this Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

12.2  Adjustments Upon Change of Control Event. Upon the occurrence of a Change of Control Event, the Board, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in connection with such Change of Control Event:

(a) provide for either (i) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Board determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Board without payment) or (ii) the replacement of such Award with other rights or property selected by the Board in its sole discretion;

(b) provide that such Award be assumed by a successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

(c) make adjustments in the number and type of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of, and the vesting criteria included in, outstanding Awards, or both;

(d) accelerate any vesting schedule to which an Award is subject;

(e) provide that such Award shall be payable, notwithstanding anything to the contrary in this Plan or the applicable Award Agreement; and/or

(f) provide that the Award cannot become payable after such event, i.e., shall terminate upon such event.

Notwithstanding the foregoing, any such action contemplated under this Section 12.2 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A of the Code to fail to satisfy such section.

ARTICLE XIII
GENERAL

13.1  Effective Date; Amendment or Termination of this Plan. The Board, in its sole discretion, may alter, suspend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if an amendment to this Plan (i) would materially increase the aggregate number of shares of Common Stock available under this Plan (except by operation of Article XII), (ii) would materially modify the requirements as to eligibility for participation in this Plan, (iii) would materially increase the benefits to Participants provided by this Plan, (iv) would modify the provisions of Section 4.1(f), or (v) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the NYSE American or, if the Common Stock is not traded on the NYSE American, the principal national securities exchange upon which the Common Stock is traded or quoted, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained, subject to any other requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Section 422 of the Code and the rules of the applicable securities exchange. Unless terminated earlier by the Board pursuant to this Section 13.1, the authority to grant new Awards under this Plan will terminate on the tenth anniversary of the Effective Date, with this Plan otherwise to remain in effect until such time as no shares of Common Stock remain available for delivery under this Plan and the Company has no further rights or obligations under this Plan with respect to outstanding Awards.

13.2  Transferability.

(a) Except as provided in Section 13.2(b) hereof or as otherwise determined by the Board, Awards under this Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Board in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Board may provide in the terms of an Award Agreement or in any other manner prescribed by the Board that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

(b) The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provides for transferability in a manner consistent with this Section 13.2. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 13.2(b). Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 5.2(c)(ii) or similar provisions of an Award Agreement the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 5.2(c)(ii) or similar provisions of an Award Agreement shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5.2(c)(ii). No transfer pursuant to this Section 13.2(b) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 13.2(b), all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

13.3  Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under this Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to it such tax prior to and as a condition of the making of such payment, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment up to the maximum amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment up to the maximum amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

13.4  Change of Control. Unless otherwise provided in the applicable Award Agreement, Awards granted under this Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event.

13.5  Amendments to Awards. Subject to the limitations of Article IV and the other terms and conditions of this Plan, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not currently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

13.6  Regulatory Approval and Listings. In the sole discretion of the Board, the Company may file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable. In addition, and notwithstanding anything contained in this Plan to the contrary, at such time as the Company is subject to the reporting requirements of Section 12 of the Exchange Act, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

(a) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(b) the completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable.

13.7  Right to Continued Employment or Other Service. Participation in this Plan shall not give any Eligible Employee, Consultant or Eligible Director any right to remain in the employ or other service of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment or other service with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee, Consultant or Eligible Director at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee, Consultant, Eligible Director or any other individual any right to be selected as a Participant or to be granted an Award.

13.8  Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with this Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.9  Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for the convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.10  Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable federal law.

13.11  Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. In addition, by accepting or exercising any Award granted under this Plan (or any predecessor plan), the Participant agrees to abide and be bound by any policies adopted by the Company pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or exchange listing standards promulgated thereunder calling for the repayment and/or forfeiture of any Award or payment resulting from an accounting restatement. Such repayment and/or forfeiture provisions shall apply whether or not the Participant is employed by or affiliated with the Company.

13.12  No Trust or Fund Created. Neither this Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

13.13 Section 409A of the Code.

(a)  To the extent applicable, it is intended that this Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that this Plan and all Award Agreements shall be interpreted and applied by the Board in a manner consistent therewith. In the event that any (i) provision of this Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of this Plan is determined by the Board to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Board shall have the authority to take such actions and to make such changes to this Plan or an Award Agreement as the Board deems necessary to comply with such requirements without the consent of the Participant.

(b) No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under this Plan or an Award Agreement upon a termination of employment or other service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.

(c)  Notwithstanding the foregoing or anything elsewhere in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months plus one day following the date of the Participant’s termination or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A).

(d) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and in no event whatsoever shall the Company be liable for, or indemnify or hold harmless the Participant for, any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

YUMA ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 7, 2018 AT 9:00 AM CDT		FORM OF PROXY CARD
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Sam L. Banks and James J. Jacobs, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock and Series D Preferred Stock of Yuma Energy, Inc. (“Yuma”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 7, 2018, at 9:00 a.m., Central Daylight Time, at the offices of the Company, located at 1177 West Loop South, Suite 1825, Houston, Texas 77027, and any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting may exercise all power granted hereby.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Your vote is very important. Thank you for voting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

VOTING INSTRUCTIONS
If you vote by telephone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/YUMA
TELEPHONE:	Call toll free 1-866-752-VOTE(8683)

ANNUAL MEETING OF STOCKHOLDERS OFYUMA ENERGY, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote FOR all of the listed nominees and FOR Proposals 2, 3, 4 and 5.

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors. Nominees:	☐	☐		CONTROL ID:
	Neeraj Mital			☐	REQUEST ID:
	Willem Mesdag			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Approval, by a non-binding advisory vote, of the executive compensation of the named executive officers of Yuma Energy, Inc.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	Approval and adoption of the Yuma Energy, Inc. 2018 Long-Term Incentive Plan.	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Moss Adams LLP as Yuma Energy, Inc.’s independent registered public accounting firm for 2018.	☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	Transaction of such other matters as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 7, 2018: The Notice, Proxy Statement and Form 10-K are available at www.iproxydirect.com/YUMA.
NOTE: In their discretion, Proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
___________________________
___________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by an authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)